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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10223

Voya Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 28, 2015

Voya Senior Income Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Senior Income Fund

ANNUAL REPORT

February 28, 2015

Table of Contents

Portfolio Managers' Report	2
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Portfolio of Investments	27
Tax Information	48
Trustee and Officer Information	49
Advisory Contract Approval Discussion	54
Additional Information	64

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Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Senior Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2015
Net Assets	$644,127,073
Total Assets	$898,227,004
Assets Invested in Senior Loans	$832,936,866
Senior Loans Represented	352
Average Amount Outstanding per Loan	$2,366,298
Industries Represented	35
Average Loan Amount per Industry	$23,798,196
Portfolio Turnover Rate (YTD)	63%
Weighted Average Days to Interest Rate Reset	42
Average Loan Final Maturity	65 months
Total Leverage as a Percentage of Total Assets	24.99%

PERFORMANCE SUMMARY

During the year ended February 28, 2015, the Fund's Class A shares distributed total dividends of $0.72, resulting in an average annualized distribution rate(1) of 4.95%. The Fund's Class I and Class W shares each distributed total dividends of $0.75, resulting in an average annualized distribution rate(1) of 5.22% and 5.20%, respectively. During the same period, the Fund's Class B and Class C shares each distributed total dividends of $0.65, resulting in an average annualized distribution rate(1) of 4.46%.

The Fund's total return for the year ended February 28, 2015, excluding sales charges and based on full reinvestment of dividends, for Class A, Class B, Class C, Class I and Class W was 2.81%, 2.30%, 2.38%, 3.09%, and 3.08%, respectively. For the same period, the S&P/LSTA Leveraged Loan Index (the "Index")(2) had a total return of 2.52%.

MARKET REVIEW

While credit fundamentals remained relatively healthy during the Fund's fiscal year, overall investor sentiment — and in turn average loan prices — were buffeted by a series of external headwinds. These included, but were certainly not limited to, widely divergent views as to interest rate expectations and the health of the global economy; intensifying global, geopolitical risk; escalating regulatory pressure on U.S. financial markets; and rapidly declining energy and commodity prices.

As we mentioned in the semi-annual report, retail investors began moving out of the loan market in April, following ninety-five straight weeks of inflows. Buyers of collateralized loan obligations and institutional investors were able to pick up much of the slack. Nonetheless, the missing retail investor did create some demand weakness, particularly when new issue supply was surprisingly strong at certain times during the year.

Adding a little extra drama to the equation was the post-Thanksgiving oil rout, after OPEC declined to cut its production and support oil prices. Loans were pressured by the stress and sell-off in both high yield and equities, despite the fact that the loan market has significantly lower exposure to energy than the high yield market. In the poorest monthly showing for the Index since August 2011, December was hijacked by a confluence of factors, foremost being the energy sector freefall and a record retail outflow in the first half of the month. This retail outflow was itself a consequence of a flight to "quality," as evidenced

(1)  The distribution rate is calculated by annualizing the dividends declared during the last month of the period (i.e., divide the current month's dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

by the ten-year U.S. Treasury yield falling near the psychological threshold level of 2%. By mid-December, the calendar year-to-date return was nearing negative territory for the first time since 2008.

Prices did manage to bounce back somewhat in the last two weeks of December. Retail outflows moderated and overall sentiment improved, buoyed in part by the slowing descent of oil prices and by the revision of third-quarter U.S. economic growth from 3.9% to 5%, the largest increase in 11 years. Prices further recovered in the final two months of the Fund's fiscal year: supply and demand first balanced, and then tilted toward demand, as new-issue supply decreased and investors moved into the secondary market.

Fundamental credit risk, as measured by trailing default rates and forward default indictors, remained exceptionally low for the period. Although the Index trailing default rate by principal amount did jump materially and abruptly in April due to the highly anticipated bankruptcy of Energy Futures Holdings ("EFH", the largest single Index constituent), the event had little immediate impact on market sentiment or average loan prices. The lagging twelve month default rate ended the Fund's fiscal year at 3.24% (1.03%, ex EFH), right in line with the approximate historical average of 3.24% (including EFH).

PORTFOLIO SPECIFICS

The Fund outperformed the Index (excluding Class B and C shares, which outperformed before deducting fees and expenses) during the reporting period, attributable primarily to a conscious underweight of the oil and gas sector and a zero weight to EFH. We also employed less leverage for investment purposes than the historical norm during the first part of the year, in response to uncertainty surrounding the immediate direction and magnitude of retail investor net redemptions. As the volatility of outflows moderated and became more predictable towards the middle of the year, the Fund's leverage was moved back in line with historical levels, only to be reduced later in the year as volatility spiked in reaction to lower oil prices and a significant uptick in retail redemptions.

Credit spreads remained range-bound for much of the period, though they widened by the end of December. By end of the fiscal year, nominal spreads for the Index were at 4.43%, 13 basis points wide of the same point in 2014. (A basis point equals one one-hundredth of one percent.) In an effort to capture what we believed to be the best relative value available, we made the bulk of the Fund's incremental investment during the year in the new issue market, which typically offers a slight discount to face value. Toward the end of the fiscal year we found increasing opportunities for what we considered to be attractive valuation in the secondary market. As of period-end, the weighted average coupon of the Fund's loan assets, inclusive of LIBOR(1) floors, was 5.32%, as compared to 4.69% for the Index.

The Fund's top industry exposures at the end of the reporting period were electronics, healthcare, retail, business equipment and services and

TOP TEN SENIOR LOAN ISSUERS
AS OF FEBRUARY 28, 2015
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Delta2 Sarl Luxembourg (Formula One World Championship)	1.2%	1.6%
Fitness International, LLC.	1.1%	1.6%
Amaya Gaming Group Inc.	1.1%	1.6%
Hub International Limited	1.1%	1.5%
BJs Wholesale Club	1.1%	1.5%
Advance Pierre Foods	1.0%	1.4%
PetSmart, Inc.	1.0%	1.3%
Gardner Denver, Inc.	0.8%	1.2%
Zebra Technologies	0.8%	1.2%
Iglo Foods	0.8%	1.2%

TOP TEN INDUSTRIES
AS OF FEBRUARY 28, 2015
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	9.9%	13.9%
Health Care	9.0%	12.5%
Retailers (Except Food & Drug)	8.8%	12.3%
Business Equipment & Services	7.6%	10.6%
Chemicals & Plastics	5.3%	7.3%
Diversified Insurance	4.3%	6.0%
Telecommunications	4.3%	6.0%
Leisure Goods/Activities/Movies	4.3%	6.0%
Lodging & Casinos	4.2%	5.8%
Automotive	3.9%	5.5%

(1)  The London Interbank Offered Rate is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

chemicals and plastics. These sector exposures were generally beneficial to relative returns during the reporting period. During the period, the Fund held positions in four of the five the largest contributors to Index performance: iHeartCommunications, Inc., SuperMedia Inc., Asurion Corporation LLC and Dell International LLC. During the period, the Fund held a position in one of the five largest detractors from Index performance: Weight Watchers International. The Fund had sold out of its position in Weight Watchers before the end of 2014.

The Fund continues to be well diversified, with 283 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.35% of assets under management ("AUM"), while the average industry exposure closed the fiscal year at 2.86% of AUM. Both measures were relatively unchanged from the prior reporting period.

Current Strategy and Outlook: Higher recent volatility notwithstanding, we remain constructive on the forward prospects for the loan asset class given a still attractive absolute and relative yield and a reasonably sanguine outlook for fundamental credit risk. While it remains difficult to handicap whether a rate hike is in the cards for 2015, we believe that at this point the Fed is taking incremental measures to prepare the markets for this outcome. In our view, predominant risks include fallout from the continued volatility of oil prices; its impact on investor sentiment generally and, more specifically, on those issuers most vulnerable to persistent price weakness. We also remain on watch for a more pervasive negative impact of energy sector weakness on broader economic activity.

At this point, we envision no material change to our strategy given the loan-only positioning of the portfolio. We will look to take advantage of our underweight position in energy, but at this point, we believe all signs point to further downside before a so-called bottom is in place.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Senior Income Fund
March 30, 2015

Ratings Distribution as of February 28, 2015
Ba	18.65%
B	71.93%
Caa and below	8.79%
Not rated*	0.63%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund's loan investments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 28, 2015
	1 Year	3 Years	5 Years	10 Years	Since Inception of Classes I and W April 15, 2008
Including Sales Charge:
Class A(1)	0.21%	6.62%	6.25%	4.11%	—
Class B(2)	-0.62%	6.43%	6.10%	3.85%	—
Class C(3)	1.40%	7.02%	6.27%	3.86%	—
Class I	3.09%	7.83%	7.12%	—	6.12%
Class W	3.08%	7.83%	7.06%	—	6.14%
Excluding Sales Charge:
Class A	2.81%	7.53%	6.78%	4.38%	—
Class B	2.30%	7.02%	6.25%	3.85%	—
Class C	2.38%	7.02%	6.27%	3.86%	—
Class I	3.09%	7.83%	7.12%	—	6.12%
Class W	3.08%	7.83%	7.06%	—	6.14%
S&P/LSTA Leveraged Loan Index(4)	2.52%	5.04%	5.45%	4.99%	6.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

Total net returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month-end.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Fund's NAV.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 2.50%. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase.

(2)  Class B maximum EWC is 3.00% in the first year, declining to 1.00% in the fifth year and eliminated thereafter.

(3)  Class C maximum EWC is 1.00% for the first year.

(4)  Source: S&P/Loan Syndications and Trading Association. The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the LSTA conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

YIELDS AND DISTRIBUTION RATES
	30-Day SEC Yields(1)
	Class A	Class B	Class C	Class I	Class W
February 28, 2015	4.41%	4.08%	4.04%	4.66%	4.75%
February 28, 2014	4.70%	4.28%	4.33%	5.08%	5.07%
	Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class I	Class W
February 28, 2015	4.95%	4.46%	4.46%	5.22%	5.20%
February 28, 2014	5.11%	4.62%	4.62%	5.39%	5.38%

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)  The distribution rate is calculated by annualizing the dividends declared during the last month of the period (i.e., divide the current month's dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund's current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's Common Shares will decrease. If borrowers do not

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's net asset value ("NAV") will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund's Common Shares. If short-term market interest rates fall, the yield on the Fund's Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Fund's Common Shares will fall and the value of the Fund's assets may decrease, which will cause the Fund's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate will generally decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.

Leverage Risk: The Fund's use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. The Fund also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not less than 5% of its outstanding Common Shares. If more than the respective monthly repurchase offer of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Senior Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Voya Senior Income Fund, as of February 28, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Senior Income Fund as of February 28, 2015, and the results of its operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
April 27, 2015

Voya Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2015

ASSETS:
Investments in securities at value (Cost $849,708,880)	$835,067,143
Cash	7,442,587
Foreign currencies at value (Cost $1,942,045)	1,942,048
Receivables:
Investment securities sold	46,325,354
Fund shares sold	1,404,603
Dividends and interest	5,603,064
Unrealized appreciation on forward foreign currency contracts	269,686
Unrealized appreciation on unfunded commitments	53,974
Reimbursement due from manager	35,320
Prepaid expenses	60,702
Other assets	22,523
Total assets	898,227,004
LIABILITIES:
Notes payable	224,500,000
Payable for investment securities purchased	26,215,034
Accrued interest payable	96,277
Payable for investment management fees	547,885
Payable for administrative fees	68,486
Payable for distribution and shareholder service fees	221,628
Income distribution payable	2,079,718
Unrealized depreciation on forward foreign currency contracts	99,324
Accrued trustees fees	11,677
Payable to trustees under the deferred compensation plan (Note 9)	22,523
Other accrued expenses and liabilities	237,379
Total liabilities	254,099,931
NET ASSETS	$644,127,073
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$931,462,045
Undistributed net investment income	944,198
Accumulated net realized loss	(273,778,229)
Net unrealized depreciation	(14,500,941)
NET ASSETS	$644,127,073

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2015 (continued)

Class A
Net assets	$264,304,990
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	20,093,472
Net asset value and redemption price per share	$13.15
Maximum offering price per share (2.50%)(1)	$13.49
Class B
Net assets	$325,662
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	24,832
Net asset value and redemption price per share(2)	$13.11
Class C
Net assets	$294,010,663
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	22,392,473
Net asset value and redemption price per share(2)	$13.13
Class I
Net assets	$53,877,422
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	4,106,473
Net asset value and redemption price per share	$13.12
Class W
Net assets	$31,608,336
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	2,401,394
Net asset value and redemption price per share	$13.16

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable early withdrawal charge.

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 28, 2015

INVESTMENT INCOME:
Dividends	$145,516
Interest	55,185,978
Other fees	243,792
Total investment income	55,575,286
EXPENSES:
Investment management fees	8,567,183
Administration fees	1,070,898
Distribution and service fees:
Class A	861,312
Class B	4,224
Class C	2,449,977
Transfer agent fees:
Class A	222,596
Class B	272
Class C	211,614
Class I	32,044
Class W	26,032
Interest expense	3,356,486
Custodian fees	566,421
Professional fees	183,886
Trustees fees	31,907
Registration fees	106,372
Shareholder reporting expense	322,252
Miscellaneous expense	102,282
Total expenses	18,115,758
Net waived and reimbursed fees	(211,377)
Net expenses	17,904,381
Net investment income	37,670,905
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,757,947)
Forward foreign currency contracts	8,780,352
Foreign currency related transactions	(2,171,915)
Net realized gain	1,850,490
Net change in unrealized appreciation (depreciation) on:
Investments	(20,782,460)
Forward foreign currency contracts	1,202,860
Foreign currency related transactions	(123,872)
Unfunded commitments	(117,049)
Net change in unrealized appreciation (depreciation)	(19,820,521)
Net realized and unrealized loss	(17,970,031)
Increase in net assets resulting from operations	$19,700,874

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
FROM OPERATIONS:
Net investment income	$37,670,905	$39,638,143
Net realized gain	1,850,490	7,620,964
Net change in unrealized appreciation (depreciation)	(19,820,521)	4,663,524
Increase in net assets resulting from operations	19,700,874	51,922,631
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(18,289,066)	(16,456,689)
Class B	(20,349)	(30,879)
Class C	(15,890,474)	(14,605,998)
Class I	(4,603,079)	(4,085,844)
Class W	(2,248,857)	(3,847,849)
Return of capital:
Class A	—	(2,455,877)
Class B	—	(3,426)
Class C	—	(2,118,850)
Class I	—	(685,600)
Class W	—	(300,924)
Decrease in net assets from distributions to shareholders	(41,051,825)	(44,591,936)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,089,566	536,801,506
Reinvestment of distributions	5,335,986	6,846,784
	130,425,552	543,648,290
Cost of shares repurchased	(372,066,318)	(230,471,261)
Net increase (decrease) in net assets resulting from capital share transactions	(241,640,766)	313,177,029
Net increase (decrease) in net assets	(262,991,717)	320,507,724
NET ASSETS:
Beginning of year or period	907,118,790	586,611,066
End of year or period	$644,127,073	$907,118,790
Undistributed (distributions in excess of) net investment income at end of year or period	$944,198	$(2,414,004)

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2015

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$54,452,794
Dividends received	145,516
Other income received	223,242
Interest paid	(3,324,182)
Other operating expenses paid	(14,725,927)
Purchases of securities	(681,867,038)
Proceeds on sale of securities	995,708,134
Net cash provided by operating activities	350,612,539
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(36,585,311)
Proceeds from shares sold	129,897,563
Disbursements for shares repurchased	(372,066,318)
Net decrease in notes payable	(69,000,000)
Net cash flows used in financing activities	(347,754,066)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(9,560)
Cash
Net increase in cash	2,848,913
Cash and foreign currency at beginning of year or period	6,535,722
Cash and foreign currency at end of year or period	$9,384,635
Reconciliation of Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Increase in net assets resulting from operations	$19,700,874
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	20,782,460
Change in unrealized appreciation or depreciation on forward foreign currency contracts	(1,202,860)
Change in unrealized appreciation or depreciation on unfunded commitments	117,049
Change in unrealized appreciation or depreciation on foreign currency related transactions	123,872
Accretion of discounts on investments	(2,005,560)
Net amortization of premiums on investments	664,628
Net realized gain on sale of investments, forward foreign currency contracts and foreign currency related transactions	(1,850,490)
Purchases of securities	(681,867,038)
Proceeds from disposition of securities	995,708,134
Increase in other assets	(20,550)
Decrease in interest receivable	607,748
Increase in reimbursement due from manager	(35,320)
Decrease in prepaid expenses	6,638
Increase in accrued interest payable	32,304
Decrease in payable for investment management fees	(184,566)
Decrease in payable for administrative fees	(22,599)
Decrease in payable for shareholder service and distribution fees	(52,284)
Increase in accrued trustee fees	28,406
Increase in accrued expenses	81,693
Total adjustments	330,911,665
Net cash provided by operating activities	$350,612,539
Non Cash Financing Activities
Receivable for shares sold	$1,404,603
Reinvestment of distributions	$5,335,986

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance											Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)		Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)		Expenses (with interest and other fees related to revolving credit facility)(3)		Net investment income (loss)(3)		Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
Class A
02-28-15	13.50	0.65	*	(0.28)	0.37	(0.72)	—	—	(0.72)	13.15	2.81		1.66	2.09	4.90	1.69		2.12		4.87		264,305	63
02-28-14	13.34	0.70	*	0.26	0.96	(0.72)	—	(0.08)	(0.80)	13.50	7.44		1.61	1.98	5.23	1.59		1.95		5.25		403,027	76
02-28-13	12.76	0.95		0.60	1.55	(0.97)	—	—	(0.97)	13.34	12.56		1.66	2.14	7.23	1.68		2.16		7.21		234,056	94
02-29-12	13.40	0.75		(0.75)	(0.00)**	(0.64)	—	—	(0.64)	12.76	0.13		1.63	2.09	5.54	1.66		2.13		5.51		237,853	68
02-28-11	12.60	0.52		0.89	1.41	(0.57)	—	(0.04)	(0.61)	13.40	11.52		1.52	1.93	4.27	1.51		1.92		4.28		400,327	64
02-28-10	8.74	0.50	*	4.01	4.51	(0.65)	—	—	(0.65)	12.60	52.65		1.46	1.82	4.44	1.61	(5)	1.97	(5)	4.29	(5)	455,482	39
02-28-09	13.21	0.77		(4.47)	(3.70)	(0.77)	—	—	(0.77)	8.74	(29.08	)(a)	1.61	2.81	6.52	1.71		2.91		6.42		278,225	10
02-29-08	15.57	1.04		(2.35)	(1.31)	(0.95)	(0.03)	(0.07)	(1.05)	13.21	(8.94)		1.53	2.81	6.85	1.53		2.81		6.85		595,017	56
02-28-07	15.56	1.01		0.02	1.03	(1.02)	—	—	(1.02)	15.57	6.84		1.50	2.56	6.42	1.48		2.54		6.44		998,140	57
02-28-06	15.59	0.78		(0.03)	0.75	(0.78)	—	—	(0.78)	15.56	4.96		1.50	2.20	4.98	1.48		2.18		5.00		918,621	82
Class B
02-28-15	13.46	0.59	*	(0.29)	0.30	(0.65)	—	—	(0.65)	13.11	2.30		2.16	2.59	4.41	2.44		2.87		4.13		326	63
02-28-14	13.31	0.65	*	0.24	0.89	(0.66)	—	(0.08)	(0.74)	13.46	6.84		2.11	2.48	4.82	2.34		2.70		4.59		525	76
02-28-13	12.72	1.17		0.33	1.50	(0.91)	—	—	(0.91)	13.31	12.13		2.16	2.64	6.67	2.43		2.91		6.40		694	94
02-29-12	13.36	0.72		(0.78)	(0.06)	(0.58)	—	—	(0.58)	12.72	(0.38)		2.13	2.59	5.01	2.41		2.87		4.73		10,670	68
02-28-11	12.57	0.43		0.91	1.34	(0.51)	—	(0.04)	(0.55)	13.36	10.92		2.02	2.42	3.75	2.26		2.66		3.51		24,293	64
02-28-10	8.71	0.45	*	4.00	4.45	(0.59)	—	—	(0.59)	12.57	52.11		1.96	2.32	4.04	2.36	(5)	2.72	(5)	3.64	(5)	34,655	39
02-28-09	13.17	0.70		(4.45)	(3.75)	(0.71)	—	—	(0.71)	8.71	(29.47	)(a)	2.11	3.31	6.02	2.46		3.66		5.67		32,838	10
02-29-08	15.53	0.96		(2.34)	(1.38)	(0.94)	(0.03)	(0.01)	(0.98)	13.17	(9.43)		2.04	3.35	6.36	2.29		3.60		6.11		75,885	56
02-28-07	15.53	0.92		0.02	0.94	(0.94)	—	—	(0.94)	15.53	6.26		2.00	3.06	5.91	2.23		3.29		5.68		111,749	57
02-28-06	15.57	0.70		(0.04)	0.66	(0.70)	—	—	(0.70)	15.53	4.37		1.99	2.69	4.45	1.97		2.67		4.47		120,254	82
Class C
02-28-15	13.47	0.59	*	(0.28)	0.31	(0.65)	—	—	(0.65)	13.13	2.38		2.16	2.59	4.42	2.19		2.62		4.39		294,011	63
02-28-14	13.32	0.64	*	0.25	0.89	(0.66)	—	(0.08)	(0.74)	13.47	6.85		2.10	2.47	4.78	2.08		2.44		4.81		345,801	76
02-28-13	12.74	0.88		0.61	1.49	(0.91)	—	—	(0.91)	13.32	12.05		2.14	2.62	6.75	2.16		2.64		6.73		265,812	94
02-29-12	13.38	0.68		(0.74)	(0.06)	(0.58)	—	—	(0.58)	12.74	(0.38)		2.13	2.59	5.11	2.16		2.63		5.08		273,361	68
02-28-11	12.58	0.48		0.87	1.35	(0.51)	—	(0.04)	(0.55)	13.38	10.99		2.02	2.43	3.78	2.01		2.42		3.79		354,965	64
02-28-10	8.73	0.45	*	3.99	4.44	(0.59)	—	—	(0.59)	12.58	51.87		1.96	2.32	3.98	2.11	(5)	2.47	(5)	3.83	(5)	388,111	39
02-28-09	13.19	0.71		(4.46)	(3.75)	(0.71)	—	—	(0.71)	8.73	(29.42	)(a)	2.11	3.31	6.02	2.21		3.41		5.92		280,599	10
02-29-08	15.55	0.96		(2.34)	(1.38)	(0.88)	(0.03)	(0.07)	(0.98)	13.19	(9.42)		2.04	3.35	6.35	2.04		3.35		6.35		625,516	56
02-28-07	15.55	0.93		0.01	0.94	(0.94)	—	—	(0.94)	15.55	6.25		2.00	3.06	5.92	1.98		3.04		5.93		927,950	57
02-28-06	15.58	0.70		(0.03)	0.67	(0.70)	—	—	(0.70)	15.55	4.44		1.99	2.69	4.46	1.97		2.67		4.48		923,549	82
Class I
02-28-15	13.47	0.68	*	(0.28)	0.40	(0.75)	—	—	(0.75)	13.12	3.09		1.41	1.84	5.14	1.41		1.84		5.14		53,877	63
02-28-14	13.31	0.73	*	0.27	1.00	(0.76)	—	(0.08)	(0.84)	13.47	7.76		1.33	1.70	5.43	1.30		1.67		5.46		109,180	76
02-28-13	12.73	0.99		0.59	1.58	(1.00)	—	—	(1.00)	13.31	12.87		1.41	1.89	7.50	1.43		1.91		7.48		36,900	94
02-29-12	13.37	0.71		(0.68)	0.03	(0.67)	—	—	(0.67)	12.73	0.38		1.38	1.84	6.19	1.41		1.88		6.16		27,051	68
02-28-11	12.54	0.63		0.84	1.47	(0.60)	—	(0.04)	(0.64)	13.37	12.05		1.27	1.68	4.71	1.26		1.67		4.72		3,977	64
02-28-10	8.67	0.51	*	4.01	4.52	(0.65)	—	—	(0.65)	12.54	53.19		1.21	1.57	4.42	1.36	(5)	1.72	(5)	4.27	(5)	26	39
04-15-08(4)-02-28-09	13.24	0.66		(4.61)	(3.95)	(0.62)	—	—	(0.62)	8.67	(30.38	)(a)	1.26	2.46	6.87	1.36		2.56		6.77		2	10
Class W
02-28-15	13.51	0.69	*	(0.29)	0.40	(0.75)	—	—	(0.75)	13.16	3.08		1.41	1.84	5.15	1.44		1.87		5.12		31,608	63
02-28-14	13.36	0.74	*	0.25	0.99	(0.76)	—	(0.08)	(0.84)	13.51	7.65		1.36	1.73	5.51	1.34		1.70		5.54		48,587	76
02-28-13	12.76	0.98		0.62	1.60	(1.00)	—	—	(1.00)	13.36	13.00		1.41	1.89	7.40	1.43		1.91		7.38		49,149	94
02-29-12	13.40	0.78		(0.75)	0.03	(0.67)	—	—	(0.67)	12.76	0.38		1.38	1.84	5.82	1.41		1.88		5.79		19,186	68
02-28-11	12.60	0.57		0.87	1.44	(0.60)	—	(0.04)	(0.64)	13.40	11.75		1.27	1.68	4.52	1.26		1.67		4.53		26,353	64
02-28-10	8.71	0.52	*	4.02	4.54	(0.65)	—	—	(0.65)	12.60	53.18		1.21	1.57	4.47	1.36	(5)	1.72	(5)	4.32	(5)	27,950	39
04-15-08(4)-02-28-09	13.24	0.65		(4.56)	(3.91)	(0.62)	—	—	(0.62)	8.71	(30.07	)(a)	1.21	2.56	8.25	1.31		2.66		8.15		4,202	10

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of

Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

(5)  Includes excise tax fully reimbursed by the Investment Advisor.

*  Calculated using average amount of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Supplemental data
	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(1)	Shares outstanding at end of year or period
Year or period ended	($000's)	($)	($000's)	(000's)
Class A
02-28-15	224,500	3,870	276,481	20,093
02-28-14	293,500	4,090	228,860	29,859
02-28-13	169,000	4,470	191,959	17,541
02-29-12	202,000	3,810	208,126	18,644
02-28-11	183,000	5,430	158,805	29,876
02-28-10	108,000	9,390	94,368	36,155
02-28-09	152,000	5,080	288,762	31,849
02-29-08	544,000	3,484	426,164	45,039
02-28-07	237,000	10,171	404,137	64,122
02-28-06	389,000	6,519	325,044	59,029
Class B
02-28-15	224,500	3,870	276,481	25
02-28-14	293,500	4,090	228,860	39
02-28-13	169,000	4,470	191,959	52
02-29-12	202,000	3,810	208,126	839
02-28-11	183,000	5,430	158,805	1,818
02-28-10	108,000	9,390	94,368	2,758
02-28-09	152,000	5,080	288,762	3,768
02-29-08	544,000	3,484	426,164	5,760
02-28-07	237,000	10,171	404,137	7,195
02-28-06	389,000	6,519	325,044	7,742
Class C
02-28-15	224,500	3,870	276,481	22,392
02-28-14	293,500	4,090	228,860	25,664
02-28-13	169,000	4,470	191,959	19,949
02-29-12	202,000	3,810	208,126	21,454
02-28-11	183,000	5,430	158,805	26,522
02-28-10	108,000	9,390	94,368	30,843
02-28-09	152,000	5,080	288,762	32,152
02-29-08	544,000	3,484	426,164	47,406
02-28-07	237,000	10,171	404,137	59,679
02-28-06	389,000	6,519	325,044	59,402
Class I
02-28-15	224,500	3,870	276,481	4,106
02-28-14	293,500	4,090	228,860	8,106
02-28-13	169,000	4,470	191,959	2,772
02-29-12	202,000	3,810	208,126	2,126
02-28-11	183,000	5,430	158,805	297
02-28-10	108,000	9,390	94,368	2
04-15-08(2)-02-28-09	152,000	5,080	288,762	0 *
Class W
02-28-15	224,500	3,870	276,481	2,401
02-28-14	293,500	4,090	228,860	3,597
02-28-13	169,000	4,470	191,959	3,678
02-29-12	202,000	3,810	208,126	1,503
02-28-11	183,000	5,430	158,805	1,966
02-28-10	108,000	9,390	94,368	2,219
04-15-08(2)-02-28-09	152,000	5,080	288,762	482

(1)  Based on the active days of borrowing.

(2)  Commencement of operations.

*  Amount is less than 500.

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015

NOTE 1 — ORGANIZATION

Voya Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its net assets, plus the amount of any borrowings, for investment purposes, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the "1933 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B and Class C shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has five classes of shares: A, B, C, I and W. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge ("EWC") of 1.00% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain Voya mutual funds. Class B shares are subject to an EWC of up to 3.00% over the five-year period after purchase and Class C shares are subject to an EWC of 1.00% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding Common Shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares in any calendar quarter. Other than these monthly repurchases, no market for the Fund's Common Shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Class B Common Shares of the Fund are closed to new investment, provided that: (1) Class B Common Shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B Common Shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund's Class B Common Shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The net asset value ("NAV") per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund's forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Sub-Adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-advisers, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended February 28, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

G.  Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended February 28, 2015, the Fund entered into one forward foreign currency contract to buy with a contract amount of $1,024,594. The Fund had an average quarterly contract amount on forward foreign currency contracts to sell with a contract amount of $54,209,975.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2015, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $662,485,061 and $1,031,287,894, respectively. At February 28, 2015, the Fund held senior loans valued at $832,936,866 representing 99.7% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 3 — INVESTMENTS (continued)

FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Total Restricted Securities excluding senior loans (fair value $0 was 0.00% of net assets at February 28, 2015)		$—

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's Managed Assets. For the purposes of the Management Agreement, "Managed Assets" shall mean the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a Sub-Advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

The Fund has also entered into an administrative agreement ("Administrative Agreement") with Voya Funds Services, LLC (the "Administrator"), a Delaware limited liability company, to provide administrative services. For its services, the Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

Please see Note 15 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Voya Investments Distributor, LLC (the "Distributor"), a Delaware limited liability company, is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C
0.25%	1.00%	0.75%

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

During the year ended February 28, 2015, the Distributor waived 0.25% of the Service Fee on Class B shares only.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets
Class B — 0.90% of Managed Assets plus 1.20% of average daily net assets
Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets
Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets
Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations.

The Expense Limitation Agreement is contractual through July 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of February 28, 2015, the amount of reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2016	2017	2018	Total
$101,958	$—	$16,133	$118,091

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of February 28, 2015, are as follows:

	February 28,
	2016	2017	2018	Total
Class A	$—	$—	$91,541	$91,541
Class B	—	—	112	112
Class C	—	—	91,792	91,792
Class W	—	—	10,743	10,743

NOTE 7 — COMMITMENTS

The Fund has entered into a 364-day revolving credit agreement, collateralized by assets of the Fund, to borrow up to $425 million maturing May 15, 2015. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. There was $224.5 million of borrowings outstanding at February 28, 2015. Weighted average interest rate on outstanding borrowings was 1.13%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 24.99% of total assets at February 28, 2015. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the year ended February 28, 2015 were $276,480,548 and the average annualized interest rate was 1.21%.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 28, 2015, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Longview Power, LLC, DIP Facility	$83,036

The unrealized appreciation on these commitments of $53,974 as of February 28, 2015 is reported as such on the Statement of Assets and Liabilities.

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earnings credits for the year ended February 28, 2015.

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 20% of its total assets, measured at the time of investment, in subordinated loans, unsecured debt instruments and other investments, as directed by the Prospectus. As of February 28, 2015, the Fund held no subordinated loans or unsecured loans.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding
period ended	#	#	#	#	#
Class A
02-28-15	4,365,370	209,767	(14,341,109)	—	(9,765,972)
02-28-14	18,870,321	245,329	(6,796,845)	—	12,318,805
Class B
02-28-15	2,153	189	(16,518)	—	(14,176)
02-28-14	6,474	669	(20,270)	—	(13,127)
Class C
02-28-15	2,872,467	126,255	(6,270,013)	—	(3,271,291)
02-28-14	8,489,741	184,871	(2,959,584)	—	5,715,028
Class I
02-28-15	1,469,545	27,173	(5,496,065)	—	(3,999,347)
02-28-14	7,843,206	40,397	(2,549,786)	—	5,333,817
Class W
02-28-15	645,775	38,991	(1,879,928)	—	(1,195,162)
02-28-14	4,668,996	37,589	(4,788,242)	—	(81,657)

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	($)	($)	($)	($)	($)
Class A
02-28-15	58,510,623	2,784,720	(190,717,291)	—	(129,421,948)
02-28-14	254,080,732	3,303,286	(91,533,744)	—	165,850,274
Class B
02-28-15	28,119	2,495	(218,500)	—	(187,886)
02-28-14	86,873	8,985	(272,172)	—	(176,314)
Class C
02-28-15	38,304,735	1,670,600	(83,181,788)	—	(43,206,453)
02-28-14	114,201,813	2,485,388	(39,807,034)	—	76,880,167
Class I
02-28-15	19,606,071	359,956	(72,878,999)	—	(52,912,972)
02-28-14	105,478,283	542,484	(34,298,178)	—	71,722,589
Class W
02-28-15	8,640,018	518,215	(25,069,740)	—	(15,911,507)
02-28-14	62,953,805	506,641	(64,560,133)	—	(1,099,687)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$6,739,122	$(6,739,122)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2015	Year Ended February 28, 2014
Ordinary Income	Ordinary Income	Return of Capital
$41,051,825	$39,027,259	$5,564,677

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$3,218,842	$(3,984,734)	$(14,761,925)	$(80,562,079)	Short-term	2017
			(133,167,631)	Short-term	2018
			(31,805,887)	Short-term	2019
			(376,379)	Short-term	None
			(23,790,897)	Long-term	None
			$(269,702,873)

The Fund's major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of February 28, 2015, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the "IPO"). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep's ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the "November 2014 Offering"). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the "Change of Control"), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2015 (continued)

NOTE 14 — RESTRUCTURING PLAN (continued)

affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain "control" (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.'s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 15 — SUBSEQUENT EVENTS

Dividends Declared: Subsequent to February 28, 2015 the Fund declared the following dividends from net investment income:

Class	Per Share Amount	Declaration Date	Record Date	Payable Date
A	$0.05689	Daily	Daily	April 1, 2015
B	$0.05133	Daily	Daily	April 1, 2015
C	$0.05133	Daily	Daily	April 1, 2015
I	$0.05968	Daily	Daily	April 1, 2015
W	$0.05968	Daily	Daily	April 1, 2015

Combination of former Management Agreement and Administrative Agreement: On March 12, 2015, the Board approved a new Management Agreement that combines the former Management Agreement and Administrative Agreement under one combined Management Agreement with a single management fee, effective May 1, 2015. This single management fee does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided to the Fund.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 129.3%
	Aerospace & Defense: 0.3%
1,623,438	Custom Sensors & Technologies, First Lien Term Loan, 4.500%, 09/30/21	$1,620,731	0.3
	Automotive: 5.5%
2,000,000	BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	1,990,000	0.3
2,000,000	Dealer Tire, LLC, Term Loan B, 5.500%, 12/31/21	2,010,000	0.3
1,350,000	Dynacast International LLC, First Lien Term Loan, 5.250%, 01/28/22	1,352,531	0.2
6,965,000	Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	6,958,230	1.1
5,880,319	Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/31/17	5,907,886	0.9
393,717	Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	385,843	0.1
6,755,563	Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	6,723,474	1.1
1,517,689	Key Safety Systems, Inc., First Lien Term Loan, 4.750%, 08/29/21	1,524,329	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,268,148	Metaldyne Performance Group, Term Loan B, 4.250%, 10/20/21	$2,280,187	0.4
	60,608	Service King, Delayed Draw Term Loan, 4.750%, 08/18/21	60,863	0.0
	537,892	Service King, Term Loan B, 4.750%, 08/18/21	540,162	0.1
	4,017,909	TI Group Automotive Systems, L.L.C., Term Loan B, 4.250%, 07/02/21	4,021,256	0.6
	1,563,338	UCI International, Inc., Term Loan B, 5.500%, 07/26/17	1,563,338	0.2
			35,318,099	5.5
		Beverage & Tobacco: 1.9%
EUR	3,075,000	Iglo Foods, Term Loan B1 (EUR), 4.250%, 06/30/20	3,437,855	0.5
GBP	2,675,000	Iglo Foods, Term Loan B2 (GBP), 5.260%, 06/30/20	4,100,550	0.7
EUR	4,000,000	Jacobs Douwe Egberts, Term Loan B-1 EUR, 3.500%, 07/23/21	4,496,482	0.7
			12,034,887	1.9
		Building & Development: 1.0%
	1,848,754	Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/27/21	1,862,620	0.3
	452,985	Minimax Viking GmbH, Facility B1 Loan, 4.250%, 08/30/20	450,437	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Building & Development (continued)
3,105,954	NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	$3,099,161	0.5
500,000	Ply Gem Industries, Inc., Term Loan, 4.000%, 01/30/21	493,541	0.1
720,632	Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	722,884	0.1
		6,628,643	1.0
	Business Equipment & Services: 10.6%
5,985,000	Acosta, Inc., Term Loan B, 5.000%, 09/26/21	6,022,819	0.9
2,491,250	Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/23/21	2,482,130	0.4
1,250,000	AlixPartners LLP, Second Lien Term Loan, 9.000%, 07/09/21	1,260,937	0.2
2,258,750	Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	2,254,985	0.4
920,000	Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	913,790	0.1
1,700,000	Catalina Marketing Corporation, Second Lien Term Loan, 7.750%, 04/01/22	1,542,750	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,500,000	Central Security Group, Inc., First Lien Term Loan, 6.250%, 09/30/20	$1,498,125	0.2
	1,963,741	Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/15/19	1,952,082	0.3
	758,770	First American Payment Systems, First Lien Term Loan, 5.750%, 09/30/18	756,873	0.1
	1,398,224	First American Payment Systems, Second Lien, 10.750%, 03/30/19	1,377,251	0.2
	4,975,000	Interactive Data Corporation, Term Loan B, 4.750%, 05/01/21	4,996,766	0.8
EUR	2,484,000	ION Trading Technologies Limited, First Lien Term Loan EURO, 4.500%, 06/10/21	2,793,372	0.4
	692,308	ION Trading Technologies Limited, Second Lien Term Loan, 7.250%, 06/10/22	678,462	0.1
	5,376,833	iQor, First Lien Term Loan, 6.000%, 04/01/21	5,131,515	0.8
	2,500,000	iQor, Second Lien Term Loan, 9.750%, 04/01/22	2,378,125	0.4
	992,500	Knowledge Universe Education, LLC, Term Loan B, 5.250%, 03/20/21	999,323	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	1,965,125	Learning Care Group, Term Loan, 5.500%, 05/01/21	$1,977,407	0.3
	3,032,258	Legal Shield, First Lien Term Loan, 6.250%, 07/01/19	3,029,732	0.5
	2,000,000	Legal Shield, Second Lien Term Loan, 9.750%, 07/01/20	1,980,000	0.3
	1,935,708	Miller Heiman, Inc., Term Loan B, 6.750%, 09/30/19	1,881,266	0.3
	2,493,750	Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,456,344	0.4
	2,530,000	Ship US Bidco, Inc. (Worldpay), Term Loan B2A-II, 5.250%, 11/30/19	2,537,380	0.4
GBP	1,140,000	Ship US Bidco, Inc. (Worldpay), Term Loan C1, 5.750%, 11/30/19	1,767,030	0.3
	780,000	Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	781,365	0.1
EUR	496,250	Sophos, Term Loan B EUR, 5.250%, 01/30/21	557,758	0.1
	2,580,500	Sophos, Term Loan B USD, 5.000%, 01/30/21	2,586,951	0.4
	5,045,000	SourceHOV, First Lien Term Loan, 7.750%, 10/27/19	4,805,363	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,155,000	SourceHOV, Second Lien Term Loan, 11.500%, 04/27/20	$1,103,025	0.2
3,503,018	SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/07/19	3,509,586	0.5
348,450	Sutherland Global Services, Term Loan B Cayman, 6.000%, 04/22/21	350,192	0.1
1,496,925	Sutherland Global Services, Term Loan B, 6.000%, 04/22/21	1,504,409	0.2
736,875	Wash Multi-Family Services, USD Term Loan, 4.500%, 02/21/19	728,585	0.1
		68,595,698	10.6
	Cable & Satellite Television: 3.4%
5,000,000	Charter Communications Operating, LLC, TLG, 4.250%, 09/12/21	5,043,055	0.8
2,756,750	Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	2,717,695	0.4
250,000	Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 06/30/23	250,547	0.0
1,970,006	New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,965,081	0.3
5,263,185	RCN Cable, Term Loan B, 4.500%, 02/25/20	5,279,633	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cable & Satellite Television (continued)
6,764,663	Wideopenwest Finance, LLC, Term Loan B, 4.750%, 04/01/19	$6,779,883	1.1
		22,035,894	3.4
	Chemicals & Plastics: 7.3%
3,029,400	Armacell, First Lien Term Loan USD, 5.500%, 06/30/20	3,029,400	0.5
500,000	Aruba Investments, Inc (a.k.a Angus Chemical), US Term Loan, 5.250%, 01/28/22	503,125	0.1
1,177,151	AZ Chem US Inc., First Lien Senior Secured Term Loan, 4.500%, 06/13/21	1,178,622	0.2
1,200,000	Eco Services, Term Loan, 4.750%, 12/01/21	1,204,500	0.2
2,097,250	Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/15/21	2,085,453	0.3
1,000,000	Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/15/22	976,250	0.1
992,500	Ennis Flint (a.k.a Road Infrastructure Investment LLC), First Lien Term Facility, 4.250%, 04/01/21	962,725	0.1
2,000,000	Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	1,910,000	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,281,400	Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.750%, 09/03/21	$2,271,419	0.3
	377,142	Flint Group Holdings S.A.R.L., USD Term Loan C, 4.750%, 09/03/21	375,492	0.1
	1,791,009	Gemini HDPE LLC, Senior Secured Term Loan, 4.750%, 08/06/21	1,794,367	0.3
	650,000	Houghton International, Inc., Second Lien Term Loan, 9.500%, 12/20/20	652,438	0.1
	975,323	Kleopatra Lux 2 S.À. R.L, New Term Loan B, 4.750%, 12/21/16	978,981	0.1
	893,250	Kronos Worldwide, Inc., Term Loan B Facility, 4.750%, 02/21/20	895,930	0.1
	2,989,288	MacDermid, Inc., First Lien Term Loan, 4.500%, 06/07/20	3,005,636	0.5
EUR	1,142,138	MacDermid, Inc. (a.k.a Platform Specialty Products Corp), Euro Term Facility, 4.250%, 06/07/20	1,285,564	0.2
	2,059,863	Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	2,062,437	0.3
	1,068,764	Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	1,070,100	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastic (continued)
EUR	1,540,901	Monarch (Allnex S.a.r.l.), First Lien Term Loan Euro, 4.750%, 10/01/19	$1,726,501	0.3
	1,097,250	Orion Engineered Carbons, Term Loan B (USD), 5.000%, 07/25/21	1,103,650	0.2
EUR	1,328,483	Oxea S.a.r.l., First Lien Term Loan Euro, 4.500%, 01/15/20	1,469,451	0.2
	3,125,438	Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	3,039,488	0.5
	2,128,874	Royal Adhesives & Sealants, First Lien Term Facility, 5.500%, 08/01/18	2,139,518	0.3
	1,097,250	Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	1,087,649	0.2
	3,000,000	Styrolution Group GmbH, Term Loan B-1 USD, 6.500%, 11/07/19	2,945,625	0.5
	4,571,767	Univar Inc., Term Loan B, 5.000%, 06/30/17	4,548,908	0.7
	2,878,734	Vantage Specialties Inc., Incremental Term Loan Facility, 5.000%, 02/10/19	2,876,934	0.4
			47,180,163	7.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Clothing/Textiles: 0.7%
	3,592,065	Varsity Brands (fka Herff Jones, Inc.), First Lien Term Loan, 6.000%, 12/10/21	$3,627,986	0.6
	575,528	Vince, LLC, Term Loan, 5.750%, 11/27/19	575,887	0.1
			4,203,873	0.7
		Conglomerates: 1.4%
	1,296,750	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	1,295,129	0.2
	600,000	Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	564,000	0.1
	2,940,125	ServiceMaster Company, Term Loan, 4.250%, 06/30/21	2,941,963	0.5
CAD	318,895	Spectrum Brands, Inc., $CAD Term Loan, 5.050%, 12/17/19	253,820	0.0
	2,929,435	Waterpik, First Lien, 5.750%, 07/01/20	2,923,942	0.4
	1,161,894	WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	1,164,799	0.2
			9,143,653	1.4
		Containers & Glass Products: 2.9%
	3,366,563	Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 09/24/21	3,374,979	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Containers & Glass Products (continued)
550,000		Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	$551,375	0.1
1,984,724		EveryWare, Inc., Term Loan, 9.500%, 05/21/20	1,022,133	0.2
1,100,000		Hilex Poly Co, LLC (aka Novolex), First Lien Term Loan Facility, 6.000%, 12/03/21	1,105,500	0.2
2,245,426		Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	2,244,490	0.3
3,129,250		Otter Products, Term Loan B, 5.750%, 06/03/20	3,119,471	0.5
1,800,000	(1)	SIG Combibloc Group AG, USD Term Loan, 02/03/22	1,814,344	0.3
2,497,500		TricorBraun, Term Loan, 4.000%, 05/03/18	2,481,891	0.4
1,860,955		WNA Holdings Inc (a.k.a Waddington Group), USD Term Loan (Canadian Borrower), 4.500%, 06/07/20	1,851,650	0.3
1,017,853		WNA Holdings Inc (a.k.a Waddington Group), USD Upsized Term Loan (US Borrower), 4.500%, 06/07/20	1,012,764	0.1
			18,578,597	2.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cosmetics/Toiletries: 0.3%
1,773,465	KIK Custom Products, Inc., First Lien with incremental, 5.500%, 04/29/19	$1,769,031	0.3
	Diversified Insurance: 6.0%
2,881,211	Alliant Holdings, I, LLC, Term Loan B, 5.000%, 12/20/19	2,879,410	0.4
925,000	AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	918,063	0.1
6,330,317	AmWINS Group, Inc., Term Loan B, 5.250%, 09/06/19	6,372,522	1.0
2,762,000	Applied Systems Inc., First Lien Term Loan, 4.250%, 01/25/21	2,757,512	0.4
1,000,000	Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	996,500	0.2
1,871,500	Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,737,375	0.3
1,400,000	Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,225,000	0.2
9,850,425	Hub International Limited, Term Loan B, 4.250%, 10/02/20	9,751,921	1.5
4,543,266	National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	4,513,734	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Diversified Insurance (continued)
1,377,013		Sedgwick Holdings, Inc., First Lien Term Loan, 3.750%, 02/28/21	$1,363,242	0.2
1,825,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.750%, 02/28/22	1,793,063	0.3
2,300,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	2,259,750	0.3
2,322,518		USI, Inc., Term Loan, 4.250%, 12/27/19	2,306,550	0.4
			38,874,642	6.0
		Ecological Services & Equipment: 0.8%
4,438,875		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,330,677	0.7
900,000	(1)	Waste Industries USA, Inc., Term Loan B, 02/24/20	903,188	0.1
			5,233,865	0.8
		Electronics/Electrical: 13.9%
2,000,000	(1)	Accuvant Inc., First Lien Term Loan, 12/15/21	1,980,000	0.3
2,871,008		Active Network, Inc., First Lien Term Loan, 5.500%, 11/18/20	2,806,411	0.4
3,473,750		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/26/20	3,369,537	0.5
1,400,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/26/21	1,344,000	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,817,544	Aspect Software, Inc., Term Loan, 7.250%, 05/09/16	$1,790,281	0.3
2,854,578	Avast Software, Term Loan, 4.750%, 03/21/20	2,864,689	0.4
1,991,847	Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	1,989,981	0.3
2,585,043	Blue Coat Systems, Inc., First Lien Term Loan, 4.000%, 05/31/19	2,585,043	0.4
1,850,000	Blue Coat Systems, Inc., Second Lien Term Loan, 9.500%, 06/28/20	1,866,187	0.3
1,938,744	BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	1,858,044	0.3
2,860,000	Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	2,738,450	0.4
6,167,881	Dell International LLC, Term B Loan, 4.500%, 04/30/20	6,199,332	1.0
1,720,000	ECI, Term Loan B, 5.750%, 05/28/21	1,727,167	0.3
1,599,400	Epiq Systems, Inc., Term Loan, 4.500%, 08/27/20	1,595,402	0.2
1,095,000	Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	1,049,831	0.2
2,887,500	FCI International S.A.S., Term Loan B, 6.250%, 12/31/20	2,896,523	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	4,200,580	Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 02/28/20	$4,198,328	0.7
	2,221,875	Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.000%, 01/15/21	2,238,539	0.3
	6,308,872	Go Daddy Operating Company, LLC, Term Loan, 4.750%, 05/13/21	6,319,225	1.0
EUR	1,965,000	Greeneden U.S. Holdings II, L.L.C., Euro Term Loan, 4.750%, 02/08/20	2,211,303	0.3
	1,654,684	Hyland Software, Inc., First Lien Term Loan, 4.750%, 02/19/21	1,660,545	0.3
	1,633,271	Infor (US), Inc., Term Loan B5, 3.750%, 06/03/20	1,622,042	0.3
	3,987,839	Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	3,999,057	0.6
	2,291,000	M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	2,315,342	0.4
	2,009,707	Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	2,011,802	0.3
	575,000	Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	563,859	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,351,741		Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	$1,343,716	0.2
5,595,259		RedPrairie Corporation, First Lien Term Loan, 6.000%, 12/21/18	5,476,359	0.9
1,400,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	1,236,375	0.2
1,696,663	(1)	Riverbed Technology, Inc., First Lien Term Loan, 03/01/22	1,711,333	0.3
2,636,750		Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	2,605,109	0.4
950,000		TIBCO Software, Inc., First Lien Term Loan, 6.500%, 12/05/20	949,110	0.1
855,263		Websense, Inc., Second Lien Term Loan, 8.250%, 12/24/20	826,398	0.1
1,709,799		Websense, Inc., Term Loan B, 4.500%, 06/25/20	1,705,525	0.3
7,500,000		Zebra Technologies, Term Loan B, 4.750%, 10/27/21	7,590,533	1.2
			89,245,378	13.9
		Equity REITs and REOCs: 0.3%
1,750,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/29/20	1,769,688	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries: 1.6%
2,980,269	Duff & Phelps, Add-on Term Loan, 4.500%, 04/23/20	$2,966,610	0.5
2,171,193	Guggenheim Partners Investment Management Holdings, LLC, Term Loan B, 4.250%, 07/22/20	2,176,621	0.3
1,080,750	MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,028,064	0.2
2,366,000	Santander Asset Management, Term Loan B-1 USD, 4.250%, 12/17/20	2,369,944	0.4
1,465,200	Walker & Dunlop, Term Loan, 5.250%, 12/20/20	1,468,863	0.2
		10,010,102	1.6
	Food Products: 3.9%
5,409,798	Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	5,425,016	0.8
3,500,000	Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	3,478,125	0.6
1,273,654	Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,268,878	0.2
4,466,250	Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/15/21	4,321,097	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,000,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/04/21	$1,855,000	0.2
4,383,291		CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	4,350,416	0.7
1,089,000		Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 02/18/21	1,061,775	0.2
1,700,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	1,551,250	0.2
2,036,444		NPC International, Term Loan, 4.000%, 12/28/18	2,018,625	0.3
			25,330,182	3.9
		Food Service: 1.8%
6,750,000		Burger King Corporation, Term Loan B, 4.500%, 12/12/21	6,788,434	1.0
3,811,150		CEC Entertainment, Inc., First Lien Term Loan, 4.000%, 02/14/21	3,768,275	0.6
1,194,518		P.F. Chang's China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,161,669	0.2
			11,718,378	1.8
		Food/Drug Retailers: 2.9%
4,000,000		Albertsons LLC, Term Loan B4, 5.500%, 08/11/21	4,038,332	0.6
1,933,962	(1)	Dave & Buster's, Inc., Term Loan, 4.250%, 07/31/20	1,935,573	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Food/Drug Retailers (continued)
2,497,898	Del Taco, Term Loan, 5.500%, 10/01/18	$2,485,409	0.4
2,992,500	Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,991,252	0.5
1,025,000	Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/04/22	1,018,594	0.1
1,305,098	Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/20/21	1,193,349	0.2
4,996,114	Supervalu, Term Loan, 4.500%, 03/21/19	5,012,072	0.8
267,977	TGI Friday's, Inc., First Lien Term Loan, 5.250%, 07/15/20	268,479	0.0
		18,943,060	2.9
	Forest Products: 0.1%
638,630	Xerium Technologies, Inc., Term Loan B, 6.250%, 05/17/19	640,227	0.1
	Health Care: 12.5%
3,126,375	Accellent, Inc., First Lien Term Loan, 4.500%, 03/14/21	3,092,182	0.5
1,766,125	Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,774,956	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,443,308	ATI Physical Therapy, Term Loan B, 5.250%, 12/20/19	$2,447,889	0.4
2,094,724	CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	2,101,925	0.3
4,880,045	Catalent Pharma Solutions, Inc., USD Term Loan, 4.250%, 05/20/21	4,899,218	0.8
1,473,516	CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	1,474,667	0.2
335,652	CHG Medical Staffing, Inc., Upsized Second Lien Term Loan, 9.000%, 11/19/20	337,330	0.1
1,361,025	CHS/Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21	1,366,412	0.2
2,388,000	Connolly/iHealth Technologies, First Lien, 5.000%, 05/12/21	2,408,895	0.4
1,900,000	Connolly/iHealth Technologies, Second Lien, 8.000%, 05/12/22	1,890,500	0.3
1,845,375	Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	1,816,541	0.3
1,201,948	DJO Finance LLC, First Lien Term Loan, 4.250%, 09/05/17	1,203,827	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
4,196,875		Envision Pharmaceutical Services, First Lien Term Loan, 5.750%, 11/04/20	$4,200,812	0.6
2,445,750	(1)	Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	2,451,864	0.4
2,250,000		Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	2,154,375	0.3
1,222,837		Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	1,226,849	0.2
5,489,848		Ikaria Acquisition Inc., First Lien Term Loan, 5.000%, 02/12/21	5,482,986	0.8
1,350,000		Ikaria Acquisition Inc., Second Lien Term Loan, 8.750%, 02/05/22	1,348,313	0.2
1,814,600		Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	1,814,600	0.3
2,016,509		Medpace Holdings, Inc., Term Loan B, 4.750%, 04/05/21	2,005,586	0.3
7,462,500		Millennium Laboratories, LLC, Term Loan B, 5.250%, 04/15/21	7,508,954	1.2
1,422,688		NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	1,424,466	0.2
3,647,418		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	3,658,816	0.6
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,473,554		Onex Carestream Finance LP, Second Lien, 9.500%, 11/30/19	$1,469,870	0.2
	2,487,500		Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 06/30/21	2,463,662	0.4
	2,923,301		Par Pharmaceutical Companies, B-2, 4.000%, 09/30/19	2,914,165	0.5
	250,000	(1)	Par Pharmaceutical Companies, B-3, 4.000%, 09/28/19	250,313	0.0
	1,243,750		Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	1,238,309	0.2
	250,000		Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	242,500	0.0
	2,668,579		Progressive Solutions, Inc., First Lien, 5.500%, 10/22/20	2,666,356	0.4
EUR	250,000		Siemens Audiology Solutions, Term Loan B Euro, 5.500%, 12/10/21	282,779	0.0
	3,100,000		Siemens Audiology Solutions, Term Loan B USD, 5.500%, 01/17/22	3,131,000	0.5
	1,596,000		Sterigenics International LLC, Term Loan, 4.500%, 08/05/21	1,594,671	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
	2,867,063	Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	$2,849,144	0.4
	3,614,421	United Surgical Partners International, Inc., Incremental Term Loan, 4.750%, 04/03/19	3,613,835	0.6
			80,808,567	12.5
		Home Furnishings: 1.0%
	2,597,212	AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	2,597,033	0.4
	1,248,750	Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	1,242,506	0.2
	2,864,013	Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	2,871,619	0.4
			6,711,158	1.0
		Industrial Equipment: 4.3%
	6,223,735	Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	5,998,125	0.9
	3,858,775	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	3,779,990	0.6
EUR	670,927	CeramTec GmbH, Euro Term B-1 Loan, 4.750%, 08/30/20	757,137	0.1
EUR	204,073	CeramTec GmbH, Euro Term B-2 Loan, 4.750%, 08/30/20	230,294	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,965,026	Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	$1,962,263	0.3
678,150	Filtration Group Corporation, First Lien Term Loan, 4.500%, 11/30/20	679,280	0.1
7,907,449	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	7,615,862	1.2
2,627,727	International Equipment Solutions, LLC, Term Loan, 6.750%, 08/16/19	2,634,297	0.4
1,160,815	Sensus Metering Systems Inc., Upsized First Lien Term Loan, 4.500%, 05/09/17	1,163,717	0.2
893,250	SunSource, First Lien Term Loan, 4.750%, 02/15/21	879,851	0.1
761,782	VAT Holding, Term Loan B, 4.750%, 02/28/21	757,656	0.1
910,800	WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	907,385	0.2
325,000	WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	319,516	0.1
		27,685,373	4.3
	Leisure Goods/Activities/Movies: 6.0%
3,980,000	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	3,953,258	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Leisure Goods/Activities/Movies (continued)
7,444,124	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	$7,427,062	1.1
3,000,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	3,015,000	0.5
4,441,257	Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	4,466,239	0.7
500,000	Equinox Holdings, Inc., Second Lien Term Loan, 9.750%, 07/31/20	510,313	0.1
3,752,241	FGI Operating, Fungible Term Loan B Add On, 5.500%, 04/19/19	3,625,603	0.6
10,743,506	Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	10,260,048	1.6
1,162,857	NEP/NCP Holdco, Inc, Second Lien, 9.500%, 07/23/20	1,127,971	0.2
3,919,702	NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.250%, 01/22/20	3,777,613	0.6
235,672	TWCC Holding Corporation, Second Lien Term Loan, 7.000%, 06/26/20	220,157	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
14,084	Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	$13,503	0.0
		38,396,767	6.0
	Lodging & Casinos: 5.8%
7,980,000	Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	7,950,075	1.2
2,250,000	Amaya Gaming Group Inc., Second Lien Term Loan, 8.000%, 07/31/22	2,242,969	0.4
2,309,850	American Casino and Entertainment Properties LLC, First Lien Term Loan, 4.500%, 07/02/19	2,321,399	0.4
3,525,451	Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	3,441,722	0.5
2,600,000	Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	2,563,439	0.4
994,950	Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	999,925	0.1
2,321,550	Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,333,157	0.4
550,000	Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	541,750	0.1
3,810,814	Peppermill Casinos, Inc., Term Loan B, 7.250%, 11/09/18	3,820,341	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos (continued)
1,500,000	Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	$1,499,907	0.2
4,420,860	Scientific Games International, Inc.,Term Loan B, 6.000%, 10/18/20	4,420,466	0.7
2,045,720	Station Casinos LLC, Term Loan, 4.250%, 03/02/20	2,046,086	0.3
3,409,583	Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	3,419,529	0.5
		37,600,765	5.8
	Mortgage REITs: 0.5%
2,300,000	International Market Centers, First Lien Term Loan, 5.250%, 08/11/20	2,305,750	0.4
1,000,000	International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	996,875	0.1
		3,302,625	0.5
	Nonferrous Metals/Minerals: 0.6%
4,088,034	Fairmount Minerals, Ltd., Tranche B-2 Term Loan, 4.500%, 09/05/19	3,644,482	0.6
386,838	TMS International, Term B Loan, 4.500%, 10/16/20	367,496	0.0
		4,011,978	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Oil & Gas: 3.1%
4,895,801		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	$4,626,532	0.7
1,995,000		CITGO, Term Loan B, 4.500%, 07/30/21	1,976,921	0.3
2,750,000	(1)	CITGO Holding, Inc., Holdco Term Loan, 4.250%, 05/12/18	2,742,267	0.4
320,203		Crestwood Holdings LLC, Term Loan, 7.000%, 06/19/19	302,858	0.0
2,055,113		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	1,656,078	0.3
6,695,250		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/15/20	4,815,003	0.7
1,994,987		Seventy Seven Energy Inc., Term Loan, 3.750%, 06/15/21	1,825,414	0.3
348,250		Southcross Energy Partners, L.P., Term Loan, 5.250%, 08/01/21	339,326	0.1
746,250		Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	701,475	0.1
990,000		Western Refining, Inc., Term Loan, 4.250%, 11/30/20	985,050	0.2
			19,970,924	3.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Publishing: 3.2%
3,076,750		Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	$3,079,827	0.5
642,806		Dex Media East, LLC, Term Loan, 6.000%, 12/30/16	525,092	0.1
782,634		Dex Media West, LLC, Term Loan, 8.000%, 12/30/16	676,000	0.1
275,186		HIBU PLC (fka Yell Group PLC), Facility A2, 5.250%, 03/03/19	392,599	0.0
EUR 21,990		HIBU PLC (fka Yell Group PLC), Spanish Facility, 1.500%, 03/03/19	—	0.0
1,261,196		McGraw Hill Global Education, Term Loan B, 5.750%, 03/22/19	1,267,897	0.2
1,631,988	^,(2)	Nelson Canada, First Lien-C$ 330 mm, 6.750%, 07/03/14	1,317,830	0.2
2,962,500		Penton Media, Inc, First Lien, 5.500%, 09/30/19	2,975,461	0.5
1,250,000		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	1,245,313	0.2
1,630,744		R.H. Donnelley Corporation, Term Loan, 9.750%, 12/31/16	1,231,212	0.2
3,930,269		Springer Science + Business Media S.A., Term B3 Loan, 4.750%, 08/14/20	3,915,530	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,037,453	SuperMedia, Inc., Term Loan, 11.600%, 12/30/16	$2,619,803	0.4
1,208,090	Tribune Company, Term Loan B, 4.000%, 12/31/20	1,210,355	0.2
		20,456,919	3.2
	Radio & Television: 3.1%
3,294,433	Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	3,274,874	0.5
425,267	Hubbard Radio LLC, Tranche 1 Term Loan, 4.500%, 04/29/19	426,862	0.1
6,921,330	iHeartCommunications, Inc., TLE, 7.670%, 07/30/19	6,719,095	1.1
1,262,282	Learfield Communications, Inc, First Lien Term Loan, 4.500%, 10/08/20	1,263,860	0.2
812,500	Learfield Communications, Inc, Second Lien Term Loan, 8.750%, 10/08/21	813,008	0.1
1,864,102	Media General, Inc, DDTerm Loan-B, 4.250%, 07/31/20	1,873,035	0.3
1,488,733	Salem Communications Corporation, Term Loan B, 4.500%, 03/31/20	1,482,220	0.2
2,684,024	Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	2,683,465	0.4
1,379,162	Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	1,377,546	0.2
		19,913,965	3.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Retailers (Except Food & Drug): 12.3%
	1,975,000		99 Cents Only Stores,Term Loan Facility, 4.500%, 01/15/19	$1,974,259	0.3
	1,371,563		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 07/31/21	1,365,562	0.2
EUR	2,990,000		Action Holding B.V., Term Loan B, 4.780%, 12/30/20	3,369,659	0.5
	7,379,352		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	7,367,051	1.1
	2,350,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	2,330,906	0.4
	12,515		Burlington Coat Factory, Term Loan B, 4.250%, 08/13/21	12,527	0.0
	6,200,000	(1)	Dollar Tree, Term Loan-B, 02/06/22	6,252,588	1.0
	4,072,582		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	4,084,291	0.6
	1,930,121		Hudson's Bay Company, Term Loan, 4.750%, 11/04/20	1,941,733	0.3
	3,473,750		J. Crew, Term Loan B, 4.000%, 03/01/21	3,287,036	0.5
	736,875		Lands' End, Inc., Term Loan B, 4.250%, 04/04/21	709,242	0.1
	3,867,172		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	3,849,046	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,194,500		Mattress Firm Holding Corp., Term Loan-B, 5.250%, 10/20/21	$2,209,131	0.4
5,472,500		Men's Wearhouse, Term Loan, 4.500%, 06/18/21	5,515,186	0.9
3,970,000		National Vision, Inc., First Lien Term Loan, 4.000%, 03/13/21	3,917,894	0.6
1,300,000		National Vision, Inc., Second Lien Term Loan, 6.750%, 03/13/22	1,256,125	0.2
3,875,514		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	3,851,559	0.6
4,455,866		Ollie's Holdings, Inc., Term Loan, 4.750%, 09/28/19	4,419,662	0.7
2,069,794		OneStopPlus, First Lien Term Loan, 4.500%, 03/15/21	2,054,271	0.3
1,883,244		Party City Holdings Inc, Term Loan B, 4.000%, 07/29/19	1,873,828	0.3
2,257,938		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	2,126,695	0.3
8,500,000	(1)	PetSmart, Inc., Term Loan-B, 02/20/22	8,566,997	1.3
3,026,829		Savers, Term Loan B, 5.000%, 07/09/19	2,988,993	0.5
924,960		Sleepy's Holdings, LLC, Term Loan, 5.000%, 03/30/19	923,804	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Retailers (Except Food & Drug) (continued)
1,592,000	Stuart Weitzman Holdings, LLC, Term Loan, 4.500%, 04/08/20	$1,592,000	0.3
788,486	Talbots Inc. (The), First Lien Term Loan, 4.750%, 03/20/20	766,803	0.1
157,841	Toys "R" Us, Inc., Term Loan B-2, 5.250%, 05/25/18	123,905	0.0
227,427	Toys "R" Us, Inc., Term Loan B-3, 5.250%, 05/25/18	181,183	0.0
		78,911,936	12.3
	Steel: 0.1%
833,381	FMG Resources (August 2006) Pty Ltd, Term Loan, 3.750%, 06/30/19	774,002	0.1
	Surface Transport: 1.4%
2,700,000	Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	2,715,188	0.4
1,000,000	Goodpack Ltd., Second Lien Term Loan, 8.000%, 09/09/22	1,002,500	0.2
2,412,875	V.Group, Term Loan B, 5.000%, 06/30/21	2,427,955	0.4
2,653,946	Wabash National Corporation, Term Loan B, 4.500%, 05/15/19	2,654,777	0.4
		8,800,420	1.4
	Telecommunications: 6.0%
500,000	Altice Group, USD Term Loan B, 5.250%, 01/28/22	504,532	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,307,128	Aricent Group, First Lien Term Loan, 5.500%, 04/07/21	$3,325,731	0.5
4,795,960	Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	4,811,278	0.7
1,750,000	Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,766,406	0.3
3,181,646	Avaya Inc., Term B-3 Loan, 4.670%, 10/26/17	3,094,647	0.5
4,396,163	Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	4,359,759	0.7
1,702,081	Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	1,711,655	0.3
4,150,403	Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	4,108,899	0.6
850,000	Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	824,500	0.1
576,798	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	578,673	0.1
5,987,749	Level 3 Financing, Inc, Tranche B 2022 Term Loan, 4.500%, 01/31/22	6,023,927	0.9
1,925,628	Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,906,371	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Telecommunications (continued)
3,958,743		U.S. Telepacific Corp, Term Loan B, 6.000%, 11/21/20	$3,947,196	0.6
1,878,250		XO Communications, First Lien Term Loan, 4.250%, 03/19/21	1,880,598	0.3
			38,844,172	6.0
		Utilities: 2.8%
1,346,486		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	1,353,218	0.2
1,030,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 06/11/16	1,036,438	0.2
1,300,037		EquiPower Resources Holdings, LLC, Term Loan B, 4.250%, 12/21/18	1,297,802	0.2
970,012		EquiPower Resources Holdings, LLC, Upsized Term Loan C, 4.250%, 12/31/19	968,042	0.1
3,051,237		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	3,047,423	0.5
396,019	(3)	Longview Power, LLC, DIP Facility, 7.440%, 11/19/16	653,431	0.1
2,830,241	^,(2),(3)	Longview Power, LLC, Extended Term Loan, 7.440%, 10/31/17	1,882,110	0.3
1,700,000		Pike Corporation, First Lien Term Loan, 5.500%, 12/22/21	1,701,573	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,750,000		Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	$1,768,594	0.3
1,989,899		TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	1,868,018	0.3
2,275,000		TPF II Power, LLC, Term Loan, 5.500%, 09/30/21	2,295,855	0.3
			17,872,504	2.8
		Total Senior Loans (Cost $846,271,472)	832,936,866	129.3
OTHER CORPORATE DEBT:—%
		Publishing: —%
639,053	&	HIBU PLC (fka Yell Group PLC), Facility B2, 03/03/24	—	0.0
		Total Other Corporate Debt (Cost $278,929)	—	0.0
Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.3%
231	@	AR Broadcasting (Warrants)	—	0.0
888,534	@,R	Ascend Media (Residual Interest)	—	0.0
2,609	@	Caribe Media Inc.	—	0.0
89,600	@	Cengage Learning	1,971,200	0.3
18,583	@	Dex Media Inc.	125,435	0.0
246,734	@	Eagle Topco 2013 LTD	—	0.0
23,669	@	Everyware Global Inc. Warrants	—	0.0
8	@	Faith Media Holdings, Inc. (Residual Interest)	32,733	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Shares		Borrower/ Tranche Description	Value	Percentage of Net Assets
845,005	@	Fontainebleau Las Vegas, LLC (Delayed Draw Term Loan-Residual Interest)	$—	0.0
1,690,010	@	Fontainebleau Las Vegas, LLC (Term Loan B-Residual Interest)	—	0.0
24,471	@	Glodyne Techoserve, Ltd.	909	0.0
748,143	@	GTS Corp.	—	0.0
106,702	@	Northeast Biofuels (Residual Interest)	—	0.0
19,404	@	U.S. Shipping Partners, L.P.	—	0.0
275,292	@	U.S. Shipping Partners, L.P. (Contingency Rights)	—	0.0
		Total Equities and Other Assets (Cost $3,158,479)	2,130,277	0.3
		Total Investments (Cost $849,708,880)	$835,067,143	129.6
		Liabilities in Excess of Other Assets	(190,940,070)	(29.6)
		Net Assets	$644,127,073	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

&  Payment-in-kind

R  Restricted Security

^  This Senior Loan Interest is non-income producing.

(1)  Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

(2)  Loan is on non-accrual basis.

(3)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

CAD  Canadian Dollar

EUR  EU Euro

GBP  British Pound

  Cost for federal income tax purposes is $849,799,502.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,114,281
Gross Unrealized Depreciation	(18,846,640)
Net Unrealized Depreciation	$(14,732,359)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2015
Asset Table
Investments, at fair value
Equities and Other Assets	$2,096,635	$909	$32,733	$2,130,277
Other Corporate Debt	—	—	—	—
Senior Loans	—	832,936,866	—	832,936,866
Total Investments, at fair value	$2,096,635	$832,937,775	$32,733	$835,067,143
Other Financial Instruments+
Unfunded commitments	—	53,974	—	53,974
Forward Foreign Currency Contracts	—	269,686	—	269,686
Total Assets	$2,096,635	$833,261,435	$32,733	$835,390,803
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(99,324)	$—	$(99,324)
Total Liabilities	$—	$(99,324)	$—	$(99,324)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

At February 28, 2015, the following forward foreign currency contracts were outstanding for the Voya Senior Income Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	900,000	Buy	03/19/15	$1,024,594	$1,007,327	$(17,267)
							$(17,267)
State Street Bank	Canadian Dollar	315,000	Sell	03/19/15	$249,195	$251,915	$(2,720)
State Street Bank	EU Euro	24,839,000	Sell	03/19/15	28,070,802	27,801,116	269,686
State Street Bank	British Pound	3,806,500	Sell	03/19/15	5,796,671	5,876,008	(79,337)
							$187,629

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$269,686
Total Asset Derivatives		$269,686
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$99,324
Total Liability Derivatives		$99,324

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2015 (CONTINUED)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$8,780,352
Total	$8,780,352
Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$1,202,860
Total	$1,202,860

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2015:

State Street Bank
Assets:
Forward foreign currency contracts	$269,686
Total Assets	$269,686
Liabilities:
Forward foreign currency contracts	$99,324
Total Liabilities	$99,324
Net OTC derivative instruments by counterparty, at fair value	$170,362
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$170,362

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2015 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.7170
Class B	NII	$0.6504
Class C	NII	$0.6503
Class I	NII	$0.7525
Class W	NII	$0.7525

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 82.59% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	161	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	161	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	161	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 - Present	Retired.	161	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	161	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 - Present	Retired.	161	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	161	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	161	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustee who is an "interested person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	161

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an "interested person" as defined in the 1940 Act, of each Fund ("Independent Trustee") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2015.

(3)  Mr. Mathews is deemed to be an "interested person" of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.'s affiliates.

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC(July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present

Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President and Treasurer	January 2001 - Present

Managing Director and Group Head, Voya Investment Management Co. LLC (February 2012 - Present). Formerly, Senior Vice President and Group Head, Voya Investment Management Co. LLC (January 2000 - January 2012).

William H. Rivoir, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Senior Vice President and Assistant Secretary	January 2001- Present	Senior Vice President, Voya Investment Management Co. LLC (January 2004 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	January 2001 - Present	Senior Vice President and Group Head, Voya Investment Management Co. LLC (January 2000 - Present).
Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 - Present).

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC
(April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	August 2003 - Present

Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements
(June 2003 - July 2012).

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present

Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Voya Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, after an initial period, the Board of Trustees (the "Board") of Voya Senior Income Fund (the "Fund"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of the Fund, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), must annually review and approve the Fund's existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contract (the "Advisory Contract") between Voya Investments, LLC ("Adviser") and the Fund, as well as the amended and restated sub-advisory contract ("Sub-Advisory Contract") with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the "Sub-Adviser").

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds ("Voya funds"), the Board considered each Voya fund's advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board's contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the "Contract Review Process") pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board's review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an "IRC") and a Contracts Committee.

Voya Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund's relevant benchmark, and/or a selected peer group of investment companies ("Selected Peer Group"), and/or Lipper Inc. ("Lipper") category median, and/or Morningstar, Inc. ("Morningstar") category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds ("15(c) Methodology Guide"). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets"). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Voya funds, including the Fund, for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board's primary considerations and conclusions in connection with its decision to approve the Fund's Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund's Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer; (10) a report by the Fund's Chief Compliance Officer ("CCO"); and (11) other information relevant to the Board's evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. ("ING Groep") is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance,

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the "Separation Plan"). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser's and Sub-Adviser's loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund and the Adviser and the Sub-Adviser, including the Adviser's and the Sub-Adviser's ability during and after the separation to perform the same level of service to the Fund as the Adviser and the Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated at that time that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the "Rebranding") whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds' names, as well as the Adviser's and Sub-Adviser's names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund's Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser's compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MR&S"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Voya funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

their meetings prior to any presentations from the Voya funds' sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to the Voya funds it manages, including the Fund, and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRCs. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Selected Peer Group, to the Fund's Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Fund and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds' (including the Fund's) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Advisory Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the Voya funds complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund's CCO and/or the Adviser's CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Fund's CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Fund's CCO in consultation with the Board's Compliance Committee that guide the Fund's CCO's compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of the Fund's portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund's Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014. The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014.

The Fund's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund's management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year and five-year periods, and the second quintile for the ten-year period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that while the Fund does not have advisory fee or sub-advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund's investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund and other funds in the Voya funds complex first were organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser's affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser's agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Fund's management fee and expense ratio.

The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a

Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Fund enters into a new investment advisory contract with the Adviser, and the Adviser enters into a new Sub-Advisory Contract between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the "Separation Plan"). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its "assignment." As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a "Change of Control Event." ING Groep's base case to achieve the Separation Plan was through an initial public offering of Voya Financial (the "IPO") followed by the divestment of ING Groep's remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the "November Transaction"). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep's ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund's existing advisory and sub-advisory agreements (the "Prior Agreements") at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the "New Agreements") for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain "control" (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board's annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser's and the Sub-Adviser's loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any "fall-out" benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled "BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS."

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board's assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)  The Independent Trustees solicited and received ongoing advice regarding the Board's legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)  The Board considered Management's representations regarding its commitment to

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered that the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)  The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)  The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund's portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)  The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)  The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

Voya Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, New York 10169

Administrator

Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Institutional Investors and Analysts

Call Voya Senior Income Fund
1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:
Voya Senior Income Fund
c/o Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

AR-SIF

(0215-042415)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $70,500 for the year ended February 28, 2015 and $70,500 for the year ended February 28, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for the year ended February 28, 2015 and $2,400 for the year ended February 28, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,360 for the year ended February 28, 2015 and $3,799 for the year ended February 28, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $343 for the year ended February 28, 2015 and $0 for the year ended February 28, 2014.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.          Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.         Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.          Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.          Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.         Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.          Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds.   KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds.  Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:      January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended February 28, 2015 and February 28, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Senior Income	$10,228	$9,314
Voya Investments, LLC (1)	$211,825	$345,500

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial., Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent.

b.	Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

DIRECTED SERVICES LLC

Effective Date: July 10, 2003

Revision Date: March 13, 2015

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Introduction

This document reflects the Proxy Voting Guidelines and Procedures (the “Guidelines,” the “Procedures” and collectively the “Guidelines and Procedures”) of the Voya funds (the “Funds”), and the Funds’ investment advisers, Voya Investments, LLC and Directed Services LLC (each referred to as the “Adviser” and collectively the “Advisers”).  Please see www.voyainvestments.com for the list of funds to which the Guidelines apply.

The investment advisers to the Funds have a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the Funds' beneficial owners’ best interests by maximizing the value of their shares over the long-term.  The Fund’s investment advisers, in exercising their delegated authority, will abide by the Guidelines with regard to voting proxies.

The Guidelines summarize the Board’s (as defined below) positions on various issues of concern to investors, and give an indication of how Funds securities will be voted on proposals dealing with particular issues.

The Procedures summarize the processes established and abided by in order to effectively implement the Guidelines.

Delegation of Voting Authority

Boards of Directors/Trustees

The Boards of Directors/Trustees of the Voya funds (the “Board”) have developed these Guidelines and Procedures to ensure that proxies are voted in the Funds' beneficial owners’ best interests.  The Board annually reviews and approves these Guidelines and Procedures, which may be amended only by the Board.  Review of these Guidelines and Procedures are at the Board’s discretion, and it may make any revisions it deems appropriate.  Non-material amendments to the Guidelines and Procedures may be approved for immediate implementation by the President or Chief Financial Officer of the Funds, subject to ratification at the next regularly scheduled Board’s Compliance Committee meeting.

Compliance Committee

The Board has delegated to its Compliance Committee the authority and responsibility to:

•	oversee the implementation of these Guidelines and Procedures
•	make determinations on behalf of the Board with respect to voting proxies on the Funds and Advisers’ behalf
•	review and recommend changes to the proxy voting policies and procedures of the Funds, the Advisers and the sub-advisers, as applicable

The Board considers any proxy voting determination made by the Compliance Committee or any of its members as the Guidelines permit to be a good faith determination.  The Compliance Committee may rely on the Advisers through the Proxy Coordinator, Proxy Advisory Firm, and/or Proxy Group (as defined below) to manage the application of these Guidelines and Procedures.  Finally, the Compliance Committee will conduct itself in accordance with its charter.

Advisers

Voya Investments, LLC and Directed Services LLC are the investment advisers for the Funds.  Each Adviser has adopted the Guidelines and Procedures in connection with voting the portfolio securities for the Funds for which it serves as the Adviser.

The Board has delegated to the Advisers the authority and responsibility to vote all proxies with respect to all of the Funds’ portfolio securities in accordance with the Guidelines.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

responsibility of voting any Fund proxy or proxies as they deem appropriate.

The Board may elect to delegate proxy voting to a sub-adviser of the Voya funds and also approve the sub-adviser’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Adviser-Voted Fund”).  Sub-Adviser-Voted Funds are not covered under these Guidelines and Procedures, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by the Sub-Adviser’s proxy policies, provided that the Board has approved them on behalf of the Sub-Adviser-Voted Fund, and ratifies any subsequent changes at the next regularly scheduled Compliance Committee meeting.

Proxy Coordinator

As described below, the Voya Proxy Coordinator will vote proxies on behalf of the Funds and the Advisers in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

Advisers’ Roles and Responsibilities

Proxy Coordinator

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined below) and voting the Funds’ proxies in accordance with the Guidelines and Procedures on behalf of the Funds and the Advisers.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Guidelines and Procedures.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined below) or employees of the Advisers’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisers, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Board has approved retaining an independent proxy voting service (the “Proxy Advisory Firm”) to assist the Advisers in voting the Funds’ proxies of publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Proxy Advisory Firm is Institutional Shareholder Services Inc., a subsidiary of Vestar Capital Partners.

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines, as well as to vote and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The Advisers have established a Proxy Group (the “Proxy Group”) that assists in the review of the Proxy Advisory Firm’s recommendations when a proxy voting issue is referred to the Proxy Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisers’ discretion.

Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers are each referred to herein as an

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

“Investment Professional” and collectively, “Investment Professionals”.  The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of Voya Investment Management (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

As mentioned above, the Advisers have established the Proxy Group to assist in the review of the Proxy Advisory Firm’s recommendations.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via electronic mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	the relevant Guidelines and Procedures,
•	the recommendation of the Proxy Advisory Firm, if any,
•	the recommendation of the Investment Professional(s), if any,
•	other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

submitted to a vote.  Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or if the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided the conflict of interest review process is followed.

Vote Determination and Execution

The Proxy Group receives and thoroughly reviews and evaluates the research and vote recommendations from the Proxy Advisory Firm prior to making a final voting decision.  The Board does not consider the Proxy Advisory Firm’s recommendations to be the ultimate decision.  The Board through the Proxy Group exercises its independent judgment when making a voting decision, and has developed these Guidelines to stipulate the final voting decision.

The Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Additionally, in all cases, unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisers, to vote in accordance with the Guidelines and Procedures.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

In cases when an Investment Professional submits a recommendation, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest.

Out-of-Guidelines Votes:

•	Votes Contrary to the Guidelines and Procedures
•	Proxy Advisory Firm Does not Provide a Recommendation and the Guidelines do not provide voting instruction
•	Proxy Advisory Firm’s Recommendation is Conflicted

A vote would be considered Out-of-Guidelines if the:

•	Proxy Group or an Investment Professional recommends that a Fund vote contrary to the

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Guidelines and/or the recommendation of the Proxy Advisory Firm.

•	Guidelines and Procedures provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter.
•	Proxy Advisory Firm’s recommendation on a matter is considered to be materially conflicted.

A vote will not be deemed to be Out-of-Guidelines if the Investment Professional’s recommendation is contrary to the Guidelines and/or the Proxy Advisory’s Firm recommendation, and the Guidelines stipulate that primary consideration will be given to input from the Investment Professional.  Regardless, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest.  If the Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will be referred to the Compliance Committee for review as described in the Conflict of Interest section below.  The Proxy Group members will not be required to complete a Conflicts Report in connection with such votes, other than the conflict disclosure statement they are required to make prior to reviewing the proposal.

Routine Matters

Upon instruction, the Proxy Advisory Firm will submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when the Guidelines indicate “case-by-case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisers to vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

Non-Votes: Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances

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including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.
•	The Proxy Advisory Firm’s recommendation has been deemed to be conflicted.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

If Counsel considers the Proxy Advisory Firm’s recommendation to be materially conflicted on a matter, no action will be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as Counsel deemed appropriate with respect to the nature of the Proxy Advisory Firm’s material conflict.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisers, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

The Compliance Committee may consider all recommendations, analyses, research and Conflicts Reports the Proxy Coordinator provides and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Compliance Committee.  The Compliance Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator uses best efforts to timely refer matters to the Compliance Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Compliance Committee, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of the Guidelines and Procedures is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analyses, research, or Conflicts Reports provided.  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Compliance Committee, as applicable, will receive the Proxy Group’s primary consideration in making a vote

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determination.

As mentioned in the Reporting and Record Retention section below, the Compliance Committee will receive a report for proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not agreed to, or the proposal was referred to the Compliance Committee.

Conflicts of Interest

As a fiduciary, the Advisers always must act in the beneficial owners of the Funds’ best interests.  Therefore, the Board of Directors, Advisers, Proxy Coordinator, Proxy Group, Investment Professionals and others supporting these Guidelines and Procedures strive to avoid even the appearance of a conflict that may compromise the trust of the Funds’ beneficial owners.

Conflicts of interest can arise in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisers or their affiliates.
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisers, or Director/ Trustee of the Board serves as a director or officer of the issuer; or,
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

A conflict of interest may exist when a relationship between the issuer and the party or parties reviewing the issuer could unduly influence a vote recommendation.  Therefore, as previously described, the Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

In the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the Funds, the Proxy Group member will advise the Proxy Coordinator.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory

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Firm, the Advisers, the Funds’ principal underwriters, affiliates of the Funds, members Proxy Group, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

If Counsel determines that a material conflict of interest does not appear to exist with respect a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group.

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist.

The Proxy Coordinator will refer the proposal to the Funds’ Compliance Committee for determination so that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy in a situation when such parties may have a conflict of interest.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	the applicable Guidelines and Procedures
•	the Proxy Advisory Firm recommendation
•	the Investment Professional(s)’s recommendation, if applicable
•	any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator within two business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

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The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers established and maintain procedures to ensure the Advisers are voting the Funds’ proxies in accordance with the Funds’ beneficial owners’ best interest and the Guidelines.  Therefore, prior to engaging the services of any new proxy service and annually thereafter, the Proxy Coordinator, on behalf of the Advisers, will assess if the Proxy Advisory Firm:

•	is independent from the Advisers
•	has resources that indicate it can competently provide analysis of proxy issues
•	can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	has adequate compliance policies and procedures to:
o	ensure that its proxy voting recommendations are based on current and accurate information
o	identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing

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Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Guidelines and Procedures.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya funds’ website.  The proxy voting record for each Fund and each Sub-Adviser-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy

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voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Adviser

The Adviser will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Adviser-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines,
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisers’ office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

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Exhibit 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC
Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds
Kristin Lynch	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of November 12, 2014

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

General Policies

In cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, the Funds’ policy is to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm.

Further, the Funds’ policy is to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant company’s management or management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends

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voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Reimburse Proxy Solicitation Expenses

Consider Shareholder proposals to reimburse proxy solicitation expenses on a CASE-BY-CASE basis; vote FOR if the Funds supports the associated director candidates.

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support will be withheld from directors deemed responsible for governance shortfalls.  If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Independence

Determination of Independence

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The Fund will leverage the Proxy Advisory Firm’s standards with respect to determining director independence.  These standards provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Although the Funds’ may agree with the Proxy Advisory Firm’s independence standards, such agreement shall not dictate that a Fund’s vote will be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards will apply only when the director’s level of independence can be ascertained based on available disclosure.  Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

Board Independence

The Funds’ policy is that a board should be majority independent or meet the applicable independence requirements of the relevant listing exchange.  Therefore, the Fund’s will consider non-independent directors standing for election on a Case-by-Case basis when the full board is not majority independent or does not meet the applicable independence requirements of the relevant listing exchange.

•	WITHHOLD support from the fewest non-independent directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated.

•	WITHHOLD support from all non-independent directors, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent directors standing for election.

•	Vote FOR non-independent directors in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent directors based on the qualifications and contributions of the director as well as the Funds’ voting precedent for assessing relative independence to management (e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company).

•	WITHHOLD support from non-independent director or bundled slates if the board’s independence cannot be ascertained due to inadequate disclosure.

•	WITHHOLD support from bundled slates which include non-independent directors and where the board’s independence does not meet the applicable independence requirements of the relevant listing exchange

Consider non-independent directors on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, voting with Proxy Advisory Firm’s recommendation AGAINST such directors when few, if any, outside directors are present on the board AND:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls; and
•	The directors have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

For companies in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including to WITHHOLD support from:

At all companies:

•	The top executive(s) if the board does not include at least one outside director.

At companies with controlling shareholders:

•	The top executive(s) if the board does not include at least two independent directors.

At companies with a three-committee structure:

•	Non-independent outside directors if the board is not majority independent.

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•	Non-independent directors serving on the nominating committee if the board does not include at least two independent directors.

However, vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency; i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

For companies in Italy presenting multiple slates of directors (voto di lista), WITHHOLD support from all slates until director names are disclosed, and upon disclosure, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that:

•	An unqualified candidate will not be supported simply to effect a “protest vote”;
•	A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; and
•	Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Key Committee Independence

WITHHOLD support from non-independent directors if:

•	They sit on the audit or remuneration (compensation) committee,
•	The full board serves as the audit or remuneration (compensation) committee, or
•	The company does not have an audit or remuneration (compensation) committee.

WITHHOLD support from audit or remuneration (compensation) committee slates that include non-independent directors in the election.

Vote FOR non-independent directors who sit on the nominating committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR nominating committee slates that include non-independent directors in the election.

Vote FOR non-independent directors if the full board serves as the nominating committee OR has not created the committee, provided that the company is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Consider on a CASE-BY-CASE basis the non-independent directors if the company is not in compliance with all required provisions of the listing exchange.

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Director Independence

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Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Majority Independent Board

Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Increase Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence of the nominating committee be greater than that required by the listing exchange.

Board Composition

Attendance

WITHHOLD support from a director who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences.

Vote FOR in connection with attendance issues for directors who have served on the board for less than the two most recent years.

WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Chairman / CEO

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Board Accountability

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee.  Therefore support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

The Funds generally will lodge disagreement with a company’s compensation policies or practices by withholding support from the relevant proposal rather than from the compensation committee members.  However, where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (“say on pay”), and practices not supported under these Guidelines (provisions under Section 2. Compensation) have been identified, the Funds will align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Companies receiving negative recommendations on both

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compensation committee members and say on pay (or shareholders have not been provided with a say on pay) regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

•	Say on pay responsiveness. Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in the following:
o	If the most recent say on pay vote received majority opposition and the company has not demonstrated an adequate level of responsiveness, WITHHOLD support from the compensation committee chair.
o	If the most recent say on pay vote passed but received significant opposition, vote FOR the compensation committee members if a Fund voted FOR that say on pay or did not have voting rights on that proposal. If a Fund voted AGAINST the say on pay and the company has not demonstrated an adequate level of responsiveness, vote WITHHOLD support from the compensation committee chair.
o	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Say on frequency. If the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•	Tenure. Vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

•	Repricing. If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, WITHHOLD support from such directors. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

•	Burn Rate Commitment. If burn rate commitment issues are raised, consider compensation committee members on a CASE-BY-CASE basis, taking into account factors such as burn rate history and issuer’s rationale and disclosure.

•	Other. If the Proxy Advisory Firm has raised other considerations regarding poor compensation practices, consider compensation committee members on a Case-by-Case basis.

For all other markets, consider remuneration committee members on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from directors in connection with remuneration practices not otherwise supported by these Guidelines (provisions under Section 2. Compensation), including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the

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majority of the time period relevant to the concerns cited.

Consider the company’s CEO and CFO, if nominated as directors, and audit committee members on a CASE-BY-CASE basis if poor accounting practice concerns are raised.  Vote FOR if the company has not yet had a full year to remediate the concerns since the time they were identified or if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

WITHHOLD support from audit committee members if the company has failed to disclose auditors’ fees broken down by category.

WITHHOLD support from the relevant proposal (provisions under Section 3. Auditor Ratification) rather than from the audit committee members if there are concerns regarding a company’s non-audit fees.

Problematic Actions

When the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, consider on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure provided.

If the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on another board, vote FOR the director if the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

When the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Consider directors for whom scandals or internal controls concerns have been raised on a CASE-BY-CASE basis, supporting the directors or slates of directors unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the director is being considered;
•	Culpability can be attributed to the director (e.g., director manages or audits the relevant function); and
•	The director has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Anti-Takeover Measures

Consider on a CASE-BY-CASE basis any director responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.  WITHHOLD support from the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any directors where the company has failed to opt out of a state law requiring companies to implement a staggered board structure.  WITHHOLD support from the board chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors when the company:

•	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns); and
•	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or
•	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Performance Test for Directors

Consider directors failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  WITHHOLD support from the board

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chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors in cases where the directors have received a negative recommendation due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the company:

•	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or
•	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Sustained poor stock performance combined with other takeover defenses/ entrenchment devices will be considered on a CASE-BY-CASE basis.

Board Responsiveness

Consider on a CASE-BY-CASE basis any director where the company has failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.  WITHHOLD support from the board chair, or, if not standing for election, from all continuing directors, if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

If the board has not acted upon a director not receiving shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.  Vote FOR directors when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

If the above provisions have not been satisfied, WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider other directors on a CASE-BY-CASE basis.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).  Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Board Size (International)

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard will be considered on a CASE-BY-CASE basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the company claims an exemption of the listing exchange (e.g., committee functions are served by a majority of independent directors).

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay and AGAINST those seeking a less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

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Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Single Trigger Equity Provisions
•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting period is too short
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit repricing, replacement, buy back, or exchange options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Retesting in connection with achievement of performance hurdles.
•	Compensation structures that unreasonably insulate pay from performance conditions.
•	Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.
•	Named executives officers have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	Long-Term Incentive Plans that are inadequately aligned with shareholders because the performance period being measured within the vesting cycle is too short.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., overly cash-based plans).
•	For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Equity-Based and Other Incentive Plans

Equity Compensation

Votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis.  If the Proxy Advisory Firm issues a negative recommendation and one of the reasons provided below is found to be true for the plan or issuance in question, vote AGAINST the plan or issuance:

Plan Cost

•	Vote AGAINST if the plan exceeds recommended cost (U.S. or Canada).
•	Vote AGAINST if a cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

Dilution

Vote AGAINST if the plan exceeds recommended burn rates and/or dilution limits, including cases in

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which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

Repricing or Replacement of Options

•	Vote AGAINST plans that:
o	Permit repricing of stock options, or any form or alternative to repricing, without shareholder approval,
o	Include provisions that permit repricing, replacement, or exchange transactions that do not meet recommended criteria, or
o	Give the board sole discretion to approve option repricing, replacement, or exchange programs.

•	Consider on a CASE-BY-CASE basis specific proposals to reprice options.

Discounts

Vote AGAINST if there are deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

Vesting or Performance Periods

Vote AGAINST if the plan includes vesting or performance periods that do not meet recommended standards.

Vesting upon Change in Control

Vote AGAINST if the plan provides for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal.

Retesting

Vote AGAINST if the plan provides for retesting in connection with achievement of performance hurdles.

Misalignment between CEO Pay and Performance

Vote AGAINST if the proposed awards further misaligns the CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

Plans Administered by Potential Grant Recipients

Vote AGAINST.

Awards to Outside Directors

Vote AGAINST if the plan provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

Financial Assistance/Loans to Participants

Vote AGAINST if the plan permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

Long-Term Incentive Plans

Vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component.

•	In cases where executives already hold significant equity positions, these proposals will be reviewed on a CASE-BY-CASE basis.

Overly Liberal Change in Control Definition

Vote AGAINST.  (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

Inadequate Performance or Vesting Criteria

These proposals will be reviewed on a CASE-BY-CASE basis.

Post-Employment Vesting or Exercise of Options

Vote AGAINST if deemed inappropriate.

Eliminate Existing Shareholder Approval Requirements for Material Plan Changes

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Vote AGAINST, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

Material Amendments to Plans

Vote AGAINST if the plan allows plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Contract or Notice Periods or Severance/Termination Payments

Vote AGAINST if the plan provides for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan that does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria.

Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Capital Issuances in Support of Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

OBRA-Related Compensation Proposals

Plans Intended to Qualify for Favorable Tax Treatment under Section 162(m) of OBRA

Vote AGAINST if a potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Vote FOR plans in cases where the only concern cited is lack of board independence, provided that the board meets the independence requirements of the relevant listing exchange.  Consider other concerns CASE-BY-CASE.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features to Comply with Section 162(m) of OBRA

Vote FOR.

Amendments to Add Performance-Based Goals to Comply with Section 162(m) of OBRA

Vote FOR, unless the amendments are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Consider on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans to Exempt the Compensation from Taxes under Section 162(m) of OBRA

Vote FOR, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider on a CASE-BY-CASE basis when broader compensation concerns exist.

Implement 401(k) Employee Benefit Plans for Employees

Vote FOR.

Director Compensation

Non-Executive Director Cash Compensation

Factor in the merits of the rationale and disclosure provided.  Vote FOR if the amount is not excessive, there is no evidence of abuse, the recipient’s overall compensation appears reasonable, the administrating committee meets exchange or market standards for independence, and other significant

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market standards are met.  Otherwise, consider on a CASE-BY-CASE basis.

Non-Executive Director Equity Compensation

Consider on a CASE-BY-CASE basis.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and against if any payments are for outsiders.  Otherwise, consider on a CASE-BY-CASE basis.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee, unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, Including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Single Trigger Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Compensation-Related Shareholder Proposals

Double Triggers

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Executive and Director Compensation

Unless evidence exists of abuse in historical compensation practices, vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Parachute Arrangements for Shareholder Ratification

Vote FOR (with “parachutes” defined as compensation arrangements related to termination that specify change in control events).  Vote CASE-BY-CASE if the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

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Auditor Ratification

Except in cases of poor accounting practices or fees for non-audit services exceed 50 percent of total auditor fees, vote FOR management proposals to ratify auditors.

In the U.S. and Canada, vote FOR; however, consider on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices including:

•	Total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees (i.e., non-audit services exceed 50 percent of total auditor fees). For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) shall be excluded.
•	The company has failed to disclose the auditors’ fees broken down by category.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

For all other markets, follow the Proxy Advisory Firm’s standards.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence;
•	Fees for non-audit services exceed 50 percent of total auditor fees and the company has not provided adequate rationale regarding the non-audit fees.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Remuneration of Auditors

Vote FOR, unless there is evidence of excessive compensation relative to the size and nature of the company.

Auditor Independence

Consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Consider on a CASE-BY-CASE basis bundled slates of directors.

Consider on a CASE-BY-CASE basis cases where multiple slates of statutory auditors are presented.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Statutory Auditors Remuneration

Vote FOR as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Amendments to Corporate Documents

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s), vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

•	Adding restrictive provisions;
•	Removing provisions or moving them to portions of the charter not requiring shareholder approval; or
•	In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.

This policy would also apply to proposals seeking to amend or approve corporate agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Article and Bylaw Amendments

Consider on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the company’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;
•	Restrict shareholders’ ability to vote on directors;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines.
•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.  (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if:

•	The company is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classification if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Consider on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board, factoring in considerations such as whether significant or multiple corporate governance concerns have been identified.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.  Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Shareholder Ability to Call Special Meetings

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements.

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements in order to protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Unequal Voting Rights

Vote AGAINST dual-class exchange offers and dual-class recapitalizations.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).
•	Nonspecific proposals authorizing excessive discretion to a board.

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•	Bundled with favorable proposal(s);
•	Approval of such proposal(s) is a condition of such favorable proposal(s); or
•	Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances (International)

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Vote AGAINST requests to reissue repurchased shares unless a related general issuance request is supported.

Voting decisions to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, shall be based on the following, as identified by the Proxy Advisory Firm:

•	Their amount relative to currently issued capital;
•	Appropriate volume and duration parameters; and
•	Market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).

Vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to:

•	Inadequate disclosure;
•	Inadequate restrictions on discounts;
•	Failure to meet the Proxy Advisory Firm’s standards for general issuance requests; or
•	Authority to refresh share issuance amounts without prior shareholder approval.

Vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital (International)

Unless otherwise provided for herein, voting decisions should be based on the Proxy Advisory Firm’s approach, as follows.

Vote FOR:

•	Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
•	Specific proposals to increase authorized capital, unless:
o	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
o	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations or the proposal allows the board excessive discretion.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Consider proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis.  This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Consider on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple dividend proposals are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Consider on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such requests.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes on mergers and acquisitions will be reviewed a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals should be considered on a CASE-BY-CASE basis.  Such proposals include, but are not limited to:

•	Demergers
•	Minority squeezeouts
•	Leveraged buyouts
•	Spinoffs
•	Liquidations
•	Dispositions
•	Divestitures
•	Asset sales

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Consider related party transactions on a CASE-BY-CASE basis.

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;
•	Effectively managing risk, and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions;
•	Duplicate policies already substantially in place; or
•	Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE.  If it appears that both:

(1)	The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and
(2)	The issue is material to the company.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Vote FOR routine management proposals unless the Proxy Advisory Firm recommends voting AGAINST, prompting a CASE-BY-CASE consideration.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business, unless the company has provided adequate disclosure regarding the matters to be raised under Other Business.  Consider such instances CASE-BY-CASE.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•	Vote FOR when the primary proposal is also supported.
•	If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without or Without Shareholder Approval

Vote FOR these proposals.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Non-fundamental Restriction
•	Change Fundamental Investment Objective to Non-fundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Sub-classification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Adviser
•	Majority Voting Proposals.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Dan Norman is Managing Director and group head of the Voya Investment Management senior loan group. He co-manages the group with Jeff Bakalar, and he is co-chairman of the group’s investment committee. Dan has over twenty-five years of investment experience. He began managing senior loan portfolios in 1995 when the firm’s predecessor acquired the management rights to what is now Voya Prime Rate Trust. Dan became the co-head of the firm’s senior loan business in January of 2000 and, with Jeff Bakalar, created and implemented the senior loan strategy in January of 2001. Dan is a former member of the board of directors of the Loan Syndications and Trading Association and the International Association of Credit Portfolio Managers. Dan has a wide variety of business and investment experience, having begun his career at Arthur Andersen & Co. in 1981. He joined the firm’s predecessor in 1992. Dan received his BA degree in 1980 from the University of Nebraska and completed the University of Nebraska MBA program in 1981.

Jeff Bakalar is Managing Director and group head of the Voya Investment Management senior loan group. He co-manages the group with Dan Norman, and he is co-chairman of the group’s investment committee. Jeff has over twenty-five years of investment and banking experience. Jeff joined the firm’s predecessor in 1998 and became part of the investment team for what is now Voya Prime Rate Trust. He became the co-head of the firm’s senior loan business in January of 2000 and, with Dan Norman, created and implemented the Voya Senior Loan Strategy in January of 2001. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff began his career as an associate with Continental Bank in 1987, serving in various credit and corporate finance roles, including establishing and managing derivatives trading lines with international bank counterparties, and structuring and monitoring various classes of asset-backed transactions. In 1994, Jeff joined the Communications Division within The First National Bank of Chicago, ultimately serving as a senior underwriter responsible for structuring and managing leveraged transactions for issuers in the broadcasting and media sectors. Jeff received his BS degree in finance with honors from the University of Illinois Chicago in 1986, and his MBA in finance with highest distinction from DePaul University in 1992.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2015.

	Mutual Funds	Trusts, Sep Accts and Stable Value
Voya Senior Income Fund	Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, VIM Managed
Portfolio Manager	Number of Accts / Total Assets	Number of Accts / Total Assets	Number of Accts / Total Assets
Dan Norman	3 accounts/$2,972,654,083	23 accounts/$9,518,315,455	8 accounts/$6,662,574,818
Jeff Bakalar	3 accounts/$2,972,654,083	2 accounts/$1,348,109,551	6 accounts/$2,188,054,855

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a) (3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus which is based on Voya IM's performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts' net assets attributable to changes in the value of the accounts' investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year's performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager's fixed base salary compensation exceeds a particular threshold, he or she may participate in Voya's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2015, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	None
Jeff Bakalar	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX- 99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Senior Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 6, 2015